               SECURITIES AND EXCHANGE COMMISSION


                     WASHINGTON, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                        January 15, 1994
_________________________________________________________________
        Date of Report (Date of earliest event reported)


                       I.C.H. Corporation
_________________________________________________________________
     (Exact name of Registrant as specified in its charter)


     Delaware                     1-7697           43-6069928
_________________________________________________________________
(State or other jurisdiction    (Commission     (IRS employer
of incorporation                 file no.)    identification no.)


        100 Mallard Creek Road, Louisville, Kentucky 40207
_________________________________________________________________
  (Address of principal executive offices, including zip code)


                         (502) 894-2100
_________________________________________________________________
      (Registrant's telephone number, including area code)


                         Not Applicable
_________________________________________________________________
  (Former name or former address, if changed since last report)


This filing contains 128 pages.
The Exhibit Index appears on page 3.

ITEM 5.   OTHER EVENTS.

On January 15, 1994, I.C.H. Corporation ("ICH") entered into a series of agreements pursuant to which:

     1. ICH will repurchase from its controlling stockholder, Consolidated National Corporation ("CNC"), the 100,000 shares
(100%) of Class B Common Stock held by CNC at a price of $5 per share, and cancel the Class B Common Stock;

     2.   CNC, and its subsidiary, Consolidated Fidelity Life
Insurance Company ("CFLIC"), will sell to Stephens, Inc.
("Stephens") a total of 4,456,820 shares of Common Stock of ICH at a price of $5 per share;

     3.   CNC and CFLIC will sell to Torchmark Corporation
("Torchmark") a total of 4,677,243 shares of Common Stock of ICH at a price of $5 per share; and

     4. ICH and CNC will terminate the Management and Consulting Agreement, dated December 27, 1984, to which they are parties, and ICH will enter into an Independent Contractor and Services
Agreement with each of Robert T. Shaw and C. Fred Rice, each of whom is an officer, director and stockholder of CNC.

     Attached to this Report as Exhibits 1 through 6, and incorpo-rated herein by reference, are copies of the agreements evidencing the terms of the above transactions. The closing of the above transactions is scheduled to occur simultaneously upon the satisfaction, or waiver, of all of the conditions to closing set out in the Stock Purchase Agreements attached as hereto as Exhibits 1, 2 and 3.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION,
          AND EXHIBITS.

     The description of the documents in the Index of Exhibits on page 3 of this Current Report on Form 8-K is incorporated by reference.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      I.C.H. Corporation


                                          /s/ John T. Hull
                                      By:_____________________________
                                         John T. Hull, Executive Vice
                                         President and Treasurer

Date:  January 26, 1994

                        INDEX TO EXHIBITS


                                                         Sequential
 Exhibit No.               Document Description            Page No.
      1              Stock Purchase Agreement, dated          4
                     January 15, 1994, among Consoli-
                     dated National Corporation, Con-
                     solidated Fidelity Life Insurance
                     Company, I.C.H. Corporation and
                     Torchmark Corporation

      2              Stock Purchase Agreement, dated          59
                     January 15, 1994, among Consoli-
                     dated National Corporation, Con-
                     solidated Fidelity Life Insurance
                     Company, I.C.H. Corporation and
                     Stephens, Inc.

      3              Stock Purchase Agreement, dated         114
                     January 15, 1994, between Consol-
                     idated National Corporation and
                     I.C.H. Corporation

      4              Letter, dated January 15, 1994,         123
                     from I.C.H. Corporation to
                     Robert T. Shaw

      5              Letter, dated January 15, 1994,         125
                     from I.C.H. Corporation to
                     Robert T. Shaw

      6              Letter, dated January 10, 1994,         126
                     from I.C.H. Corporation to Con-
                     solidated National Corporation

                          EXHIBIT NO. 1

                    STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT ("Agreement"), made and entered into as of January 15, 1994, among I.C.H. Corporation, a Delaware corporation (the "Company"), Consolidated National Corporation, a Kentucky Corporation ("CNC"), Consolidated Fidelity Life Insurance Company, a Kentucky life insurance corporation ("CFLIC"), Robert T. Shaw ("RTS"), C. Fred Rice ("CFR") and Torchmark Corporation, a Delaware corporation ("Purchaser").

                            RECITALS

     A. CNC desires to sell to Purchaser, and Purchaser desires to purchase from CNC, 4,457,243 shares (the "CNC Shares") of Common Stock, par value $1.00 per share, of the Company (the "Common
Stock").

     B. CFLIC desires to sell to Purchaser, and Purchaser desires to purchase from CFLIC, 220,000 shares of Common Stock (the "CFLIC Shares" and, together with the CNC Shares, the "Shares").

     C. CNC, CFLIC, RTS and CFR are collectively referred to as "Sellers."

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:


                            ARTICLE 1

                   PURCHASE AND SALE OF STOCK

     Upon the terms and subject to the conditions set forth in this Agreement, CNC hereby agrees to sell to Purchaser at the Closing (the "Closing") the CNC Shares, and CFLIC hereby agrees to sell to Purchaser at the Closing the CFLIC Shares, free and clear of all liens, security interests, pledges, charges, claims, options, encumbrances of every kind, escrows, rights of first refusal, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings, adverse claims, and obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money (collec-tively, "Claims"), and Purchaser agrees to purchase the Shares at the price of $5.00 per share for a total purchase price of $23,386,215 at the Closing.


                            ARTICLE 2

                             CLOSING

     2.1 Date and Place of Closing. The Closing for the purchase and sale of the Shares shall be consummated simultaneously and pari passu with the closing of the transactions contemplated by (i) that certain Stock Purchase Agreement, dated January 15, 1994, among Stephens Inc. (or an affiliate of Stephens Inc.), the Sellers and the Company (the "Stephens Agreement") and (ii) that certain Stock Purchase Agreement, dated January 15, 1994, between the Company and CNC (the "Class B Agreement"), a copy of which is attached hereto as Exhibit A. The Closing shall be consummated at the offices of the Company at 500 North Akard, Suite 1204, Dallas, Texas 75201 at 10:00 a.m. local time on the second business day after all conditions to the Closing in Articles 5 and 6 and under Articles 5 and 6 of the Stephens Agreement have been satisfied or waived or at such other time, date or place as the parties may agree to in writing. The date of the Closing is referred to herein as the "Closing Date."

     2.2  Deliveries at the Closing.  At the Closing,

     (a)  CNC and CFLIC shall deliver to Purchaser:

           (i) certificates evidencing the Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, and otherwise in proper form to transfer all right, title and interest of CNC and CFLIC free and clear of any Claim in the Shares to Purchaser;

          (ii) legal opinions of counsel for Sellers and the Company specified in Section 6.5; and

         (iii) all certificates and other instruments and documents required to be delivered by Sellers and the Company to Purchaser at or prior to the Closing in connection with this Agreement.

     (b)  Purchaser shall deliver to CNC and CFLIC:

           (i) $22,286,215 in immediately available funds by federal wire transfer to CNC at the account designated in writing by CNC;

          (ii) $1,100,000 in immediately available funds by federal wire transfer to CFLIC at the account designated in writing by CFLIC;

         (iii) the legal opinion of counsel for Purchaser specified in Section 5.5; and

          (iv) all certificates and other instruments and documents required to be delivered by Purchaser to CNC and CFLIC at or prior to the Closing in connection with this Agreement.


                            ARTICLE 3

            REPRESENTATIONS AND WARRANTIES OF SELLERS
                         AND THE COMPANY

     3.1 Representations and Warranties of Sellers. Sellers hereby represent and warrant to Purchaser as follows:

          (a) Organization. Each of CNC and CFLIC is a corpora-tion duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and by the Class B Agreement and the Stephens Agreement (together with this Agreement, collectively the "Transac-tions") with respect to CNC and CFLIC.

          (b) Title to Shares. CNC is the lawful owner of, with good and marketable title to, the CNC Shares. CNC owns the CNC Shares free and clear of all Claims and will transfer to Purchaser good and marketable title to the CNC Shares at the Closing free and clear of all Claims. CFLIC is the lawful owner of, with good and marketable title to, the CFLIC Shares. CFLIC owns the CFLIC Shares free and clear of all Claims and will transfer to Purchaser good and marketable title to the CFLIC Shares at the Closing free and clear of all Claims.

          (c) Authorization and Validity. The execution, delivery and performance by the Company and Sellers of this Agreement and the Class B Agreement, and the consummation of the Transactions by Sellers, have been duly authorized by the Company and Sellers, and no other corporate proceedings on the part of CNC, CFLIC or the Company are necessary to authorize and approve this Agreement and the Transactions by Sellers (except for the approval by the Company's stockholders of the amendments to the Company's certificate of incorporation contemplated by Section 6.12 of this Agreement). This Agreement and the Class B Agreement have been duly executed and delivered by Sellers and the Company and constitute the legal, valid and binding obligations of Sellers and the Company, enforceable against Sellers and the Company in accordance with their respective terms. The board of direc-tors of the Company has (i) authorized and approved the repurchase of its Class B Common Stock, par value $1.00 per share (the "Class B Stock"), by action of its independent directors as required by paragraph 3 of the Agreement between RTS and the Company dated as of October 8, 1984 (the "1984 Agreement") and (ii) has approved this Agreement and the Transactions and any acquisition of any shares of Common Stock pursuant hereto or thereto (including, without limitation, pursuant to any assignment under this Agreement or the Stephens Agreement) as a "transaction" in which Purchaser may become an "interested stockholder" within the meaning of
     Section 203 of the Delaware General Corporation Law.

          (d) No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the Transactions will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the articles or certificates of incorporation or bylaws of CNC, CFLIC or the Company or their respective subsidiaries or any agreement (including, without limitation, the 1984 Agreement), indenture or other instrument under which the Company or any Seller or their respective subsidiaries or properties is bound or to which any of the Shares are subject, or result in the creation or imposition of any Claim against the Shares or (ii) violate, conflict with or require any consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any Seller or their respective subsidiar-ies or any of their properties, except for filings that may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), federal and state securities laws and state insurance laws and regulations.

          (e) Finder's Fee. Sellers have not incurred any obligation for any finder's, broker's or agent's fee in connection with this Agreement or the Transactions.

          (f) Capitalization. The capitalization of the Company is as follows:

               (i) As of the date of this Agreement, the Company has authorized 200,000,000 shares of Common Stock, $1.00 par value per share (the "Common Stock"), of which 71,593,610 shares are issued, of which 23,766,471 are held in treasury or by subsidiaries, 47,827,139 are issued and outstanding, and 10,787,451 shares are reserved for issuance on exercise of options, warrants or similar rights issued or issuable under the Company's 1990 stock option incentive plan or upon conversion of shares of the Company's Preferred Stock or Class B Stock. All outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable.

              (ii) The Company has authorized 100,000 shares of Class B Stock, all of which are issued and outstanding and owned beneficially and of record by CNC; and the Class B Stock is validly issued, fully paid and nonassessable and not subject to any option, warrant or right of any person or entity. Upon transfer of the Class B Stock to the Company at the Closing of the Class B Agreement, which shall occur simultaneously with the Closing, (A) all such Class B Stock shall convert automatically and immediately into fully paid and nonassessable shares of Common Stock of the Company held in treasury by the Company without the necessity of further action; (B) such Common Stock resulting from the conversion of the Class B Stock will not be subject to reissuance as Class
     B Stock; and (C) the capital stock the Company is authorized to issue shall not include any Class B Stock.

           (iii) The Company has authorized 50,000,000 shares of Series Preferred Stock, without par value (the "Preferred Stock"), of which three series of Preferred Stock are out-standing: (A) the Series 1984-A Preferred Stock, of which 541,563 shares are authorized, issued and outstanding and all of which are owned beneficially and of record by CFLIC;
     (B) the $1.75 Convertible Exchangeable Preferred Stock, Series 1986-A, 8,000,000 shares of which are authorized and 7,999,880 shares of which are issued and outstanding; and (C) the Series 1987-B Preferred Stock, 140,000 shares of which are autho-rized, issued and outstanding, and all of which are owned beneficially and of record by CFLIC. All outstanding shares of Preferred Stock have been validly issued and are fully paid and nonassessable.

     Except as set forth above, there are no options, warrants or similar rights to acquire from the Company or to require the Company to issue any shares of its capital stock. No out-standing shares of capital stock of the Company were issued in violation of preemptive rights.

          (g) No Misstatements or Omissions. Sellers have delivered to Purchaser copies of the Company's Annual Report of the Company on Form 10-K for the fiscal year ended Decem-ber 31, 1992; the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 1993; Amendment No. 1 to the Quarterly Report on Form 10-Q for the period ended Septem-ber 30, 1993; and the definitive proxy statement of the Company dated April 28, 1993 (the "Information"). The Information and the representations and warranties of the Sellers set forth in the instruments evidencing the Transac-tions do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or herein or necessary to make the statements therein or herein not misleading (except as a result of the consumma-tion of the Transactions). Subsequent to November 15, 1993 the Company has not filed or been required to file any other report with the Securities and Exchange Commission, other than filings under Section 13(d) of the Securities Exchange Act of 1934, as amended, relating to investments by subsidiaries and filings relating to the Transactions.

          (h)  Affiliate Transactions.  Except as set forth in
     Schedule I to this Agreement, there will be no agreements, arrangements, understandings, commitments or investments in securities in force (other than pursuant to this Agreement and instruments evidencing the Transactions) between the Company and its affiliates (other than the Sellers), on the one hand, and the Sellers and their affiliates (other than the Company and its direct and indirect subsidiaries), on the other hand, as of the Closing Date.

          (i) No CFLIC Holdings. Upon closing of all the transac-tions contemplated by that certain agreement dated June 15, 1993, as amended, among the Company, CNC and CFLIC (the "CFLIC Agreement"), CFLIC will no longer own any shares of the Company's equity securities or any securities exercisable for or convertible into the Company's equity securities, includ-ing, without limitation, the remaining 560,000 shares of the Company's Common Stock which will not be acquired in the Transactions, the Series 1984-A Preferred Stock and the Series 1987-B Preferred Stock. After giving effect to the foregoing transactions (including the Transactions and the transactions under the CFLIC Agreement and the Class B Agreement), Sellers and their respective affiliates will beneficially own in the aggregate no equity securities of the Company other than 1,000,000 shares of Common Stock.

     3.2  Representations and Warranties of the Company.  The
Company hereby represents and warrants to Purchaser as follows:

          (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions with respect to the Company.

          (b) Authorization and Validity. The execution, delivery and performance by the Company of this Agreement and the Class B Agreement, and the consummation of the Transactions by the Company, have been duly authorized by the Company, and no other corporate proceedings on the part of the Company are necessary to authorize and approve this Agreement and the Transactions by the Company (except for the approval by the Company's stockholders of the amendments to the Company's certificate of incorporation contemplated by Section 6.12 of this Agreement). This Agreement and the Class B Agreement have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The board of directors of the Company has (i) authorized and approved the repurchase of its Class B Stock by action of its independent directors as required by paragraph 3 of the 1984 Agreement and (ii) has approved this Agreement and the Transactions and any acquisition of shares of Common Stock pursuant hereto or thereto (including, without limitation, pursuant to any assignment under this Agreement or the Stephens Agreement) as a "transaction" in which Purchaser may become an "interested stockholder" within the meaning of
     Section 203 of the Delaware General Corporation Law.

          (c) No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the Transactions will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company or its subsidiaries or any agreement (including, without limitation, the 1984 Agreement), indenture or other instrument under which the Company or its subsidiar-ies is bound or to which any of the Shares are subject, or result in the creation or imposition of any Claim against the Shares or (ii) violate, conflict with or require any consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its subsidiaries or any of their respective properties, except for filings that may be required by the HSR Act, federal or state securities laws or state insurance laws or regulations.

          (d) Finder's Fee. The Company has not incurred any obligation for any finder's, broker's or agent's fee in connection with this Agreement or the Transactions.

          (e) Capitalization. As of the date of this Agreement, the capitalization of the Company is as set forth in Section
     3.1(f) of this Agreement.

          (f) No Misstatements or Omissions. The Company has delivered to Purchaser the Information. The Information and the representations and warranties of the Company set forth in the instruments evidencing the Transactions do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or herein or necessary to make the statements therein or herein not misleading (except as a result of the consummation of the Transactions). Subsequent to November 15, 1993 the Company has not filed or been required to file any other report with the Securities and Exchange Commission, other than as set forth in Section 3.1(g).

          (g)  Affiliate Transactions.  Except as set forth in
     Schedule I to this Agreement, there will be no agreements, arrangements, understandings, commitments or investments in securities in force (other than pursuant to this Agreement and instruments evidencing the Transactions) between the Company and its affiliates (other than the Sellers), on the one hand, and the Sellers and their affiliates (other than the Company and its direct and indirect subsidiaries), on the other hand, as of the Closing Date.

          (h) No CFLIC Holdings. Upon closing of all the transac-tions contemplated by the CFLIC Agreement, CFLIC will no longer own any shares of the Company's equity securities or any securities exercisable for or convertible into the Company's equity securities, including, without limitation, the remaining 560,000 shares of the Company's Common Stock which will not be acquired in the Transactions, the Series 1984-A Preferred Stock and the Series 1987-B Preferred Stock. After giving effect to the foregoing transactions (including the Transactions and the transactions under the CFLIC Agree-ment and the Class B Agreement), Sellers and their respective affiliates will beneficially own in the aggregate no equity securities of the Company other than 1,000,000 shares of Common Stock.


                            ARTICLE 4

           REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Sellers and the Company as follows:

     4.1 Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions with respect to Purchaser.

     4.2 Authorization and Validity. The execution, delivery and performance by Purchaser of this Agreement, and the consummation of the Transactions by Purchaser, have been duly authorized by Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize and approve this Agreement and the Transactions by Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

     4.3 No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the Transac-tions by Purchaser will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound or (ii) violate, conflict with or require any filing or consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or any of its properties, except as may be required by the HSR Act, Federal and state securities laws and except for filings or consents that may be required or advisable under state insurance laws and regulations.

     4.4 Finder's Fee. Purchaser has not incurred any obligation for any finder's, broker's or agent's fee in connection with this Agreement or the Transactions.

     4.5 Acquisition for Investment. Purchaser is acquiring the Shares for investment and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Shares. Purchaser agrees that the Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of (i) without registration under the Securities Act of 1933, as amended, except pursuant to an exemption from such registration available under such Act, and (ii) except in accordance with any applicable provisions of state securities laws. Purchaser acknowledges that the certificates representing the Shares will bear a legend referring to these transfer restrictions.

     4.6 No Arrangements with Stephens; Share Ownership. As of the date hereof, Purchaser is the beneficial owner of no shares of the voting stock of the Company. Except pursuant to this Agreement or the Transactions, Purchaser does not (1) have (a) the right to acquire any voting stock of the Company (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights or otherwise, or (b) the right to vote any voting stock of the Company pursuant to any agreement, arrangement or understanding, or (2) have any agreement, arrangement or understanding for the purpose of acquiring, holding, or voting of such stock with Stephens Inc. ("Stephens") or any other person that beneficially owns, or whose affiliates benefi-cially own, directly or indirectly, such stock.


                            ARTICLE 5

         CONDITIONS TO THE OBLIGATIONS OF CNC AND CFLIC

     The obligations of CNC and CFLIC under this Agreement with respect to the Closing are subject to the satisfaction or, unless prohibited by law, the waiver by CNC and CFLIC, at or before the Closing, of each of the following conditions:

     5.1 Representations and Warranties. Each of the representa-tions and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representa-tions and warranties were made at and as of such date.

     5.2 Performance. Purchaser shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing.

     5.3 Officer's Certificates. Purchaser shall have delivered to Sellers a certificate, dated the Closing Date and executed by an executive officer of Purchaser, certifying its fulfillment of the conditions specified in Sections 5.1 and 5.2. The Company shall have delivered to Sellers a certificate, dated the Closing Date and executed by an executive officer of the Company, certifying as to certain factual matters underlying the Sellers' representations contained in Section 3.1.

     5.4 No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction restraining or prohibiting consummation of any of the Transactions.

     5.5 Opinion of Counsel. The Company, CNC and CFLIC shall have been furnished with the opinions, dated the Closing Date, of:

          (a) Samuel E. Upchurch, Jr., counsel for Purchaser, with respect to the matters set forth in Sections 4.1, 4.2 (other than the second sentence of such section) and 4.3; and

          (b) Hughes & Luce, L.L.P., counsel for Purchaser, with respect to the matters set forth in the second sentence of
     Section 4.2.

     5.6 HSR Waiting Period and Regulatory Matters. Any applica-ble waiting period under the HSR Act shall have expired or been early terminated and all other required regulatory approvals shall have been obtained. Prior to 5:00 p.m. Dallas, Texas time on the second full business day following termination of all waiting periods under the HSR Act or receipt by all applicable parties of notices of early termination of such waiting periods, in either case both under this Agreement and under the Stephens Agreement (such time on such second business day being the "Regulatory Determination Date"), neither CNC nor CFLIC shall have given written notice (the "Section 5.6 Notice") to Purchaser that any regulatory authority having jurisdiction over Purchaser, Sellers, the Company, their respective subsidiaries or affiliates or properties, or the Transactions shall have notified Sellers, Purchaser or the Company that such regulatory authority will, or is reasonably likely to, require Sellers, Purchaser or the Company to make any filing or obtain any consent with respect to the Transac-tions, other than filings under the HSR Act, federal and state securities laws or amendments to previously filed insurance holding company statements; provided, however, that, if within ten days after CNC or CFLIC provides the Section 5.6 Notice, the regulatory authority notifies CNC or CFLIC in writing satisfactory to CNC or CFLIC that such filing shall not be required or such consent need not be obtained, CNC or CFLIC shall notify Purchaser in writing that CNC or CFLIC is withdrawing the Section 5.6 Notice.

     5.7 Closing. Under no circumstances shall the Closing under this Agreement be deemed to have occurred until the closings under the Class B Agreement and the Stephens Agreement shall simulta-neously occur.


                            ARTICLE 6

           CONDITIONS TO THE OBLIGATIONS OF PURCHASER

     The obligations of Purchaser under this Agreement with respect to the Closing are subject to the satisfaction by the Company and Sellers or, unless prohibited by law, the waiver by Purchaser, at or before the Closing, of each of the conditions set forth below:

     6.1 Representations and Warranties. Each of the representa-tions and warranties of Sellers and the Company, contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date.

     6.2 Performance. The Company and Sellers shall have performed and complied in all material respects with all agree-ments, obligations and conditions required by this Agreement and the other instruments evidencing the Transactions to be so performed or complied with by them at or prior to the Closing Date.

     6.3 Certificates. Each of Sellers and the Company shall have delivered to Purchaser a certificate, dated the Closing Date and executed by an executive officer of such person or by such individual, as applicable, certifying its fulfillment of the conditions specified in Sections 6.1 and 6.2.

     6.4 Litigation. No action, proceeding, suit or investiga-tion, which in the reasonable judgment of Purchaser may prove to be material, shall have been instituted or threatened by any person or entity (public or private) against Purchaser, Sellers and/or the Company to restrain, enjoin or delay the consummation of the transactions contemplated at the Closing or seeking damages or other relief relating to this Agreement or the Transactions, and no order or injunction shall be in effect adversely affecting the Closing.

     6.5 Opinions of Counsel. Purchaser shall have been furnished with the opinions (in form and substance reasonably satisfactory to Purchaser and subject to customary qualifications), dated the Closing Date, of:

          (a) Mr. Phillip E. Allen, Esq., counsel for the Sellers, with respect to the matters set forth in Sections 3.1(a), (b),
     (c), (d) and (f) and, to the best of such counsel's knowledge, Sections 3.1(h) and (i) of this Agreement;

          (b) Mr. Sheryl G. Snyder, Esq., counsel for the Company, with respect to the matters set forth in Sections 3.2(a), (c), and (e) and, to the best of such counsel's knowledge, Sections 3.2(g) and (h) of this Agreement;

          (c)  Akin, Gump, Strauss, Hauer & Feld, counsel for the
     Company, with respect to the matters set forth in Section
     3.2(b) (other than Section 3.2(b)(ii)) of this Agreement; and

          (d) Richards, Layton & Finger, counsel for the Company, with respect to the matters set forth in Section 3.2(b)(ii) of this Agreement.

     6.6 HSR Waiting Period. Any applicable waiting period under the HSR Act shall have expired or been early terminated.

     6.7 Material Adverse Change. There shall not have occurred since the date of the Information any material adverse change in the business and prospects, financial condition, assets, liabili-ties or results of operations of the Company and its subsidiaries, taken as a whole.

     6.8 Regulatory Matters. Prior to the Regulatory Determina-tion Date, Purchaser shall not have given written notice (the "Section 6.8 Notice") to Sellers and the Company that any regulato-ry authority having jurisdiction over Purchaser, Sellers, the Company, any of their respective subsidiaries or affiliates, or the Transactions, has notified Sellers, Purchaser, or the Company that the regulatory authority will, or is reasonably likely to, require Sellers, Purchaser, or the Company to make any filing or obtain any consent with respect to the Transactions, other than filings under the HSR Act, federal and state securities laws or amendments to previously filed insurance holding company statements; provided, however, if, within ten days after Purchaser provides the Section
6.8 Notice to Sellers and the Company, the regulatory authority notifies Purchaser in writing satisfactory to Purchaser that such filing shall not be required or such consent need not be obtained, Purchaser shall notify Sellers and the Company in writing that Purchaser is withdrawing the Section 6.8 Notice.

     6.9 Affiliate Transactions. Except as set forth in Schedule I, all agreements, arrangements, understandings or commitments (other than pursuant to this Agreement and instruments evidencing the Transactions) between the Company and its affiliates (other than the Sellers), on the one hand, and Sellers and their affili-ates (other than the Company and its direct and indirect subsidiar-ies), on the other hand, shall have been canceled and terminated prior to the Closing on terms satisfactory to Purchaser.

    6.10 Independent Contractor and Services Agreements. RTS shall have executed and delivered an Independent Contractor and Services Agreement with the Company (the "RTS Agreement") in the form attached hereto as Exhibit B, and the RTS Agreement shall have been approved by the Board of Directors of the Company and shall be the legal, valid and binding agreement of RTS enforceable against RTS in accordance with its terms. CFR shall have executed and delivered an Independent Contractor and Services Agreement with the Company (the "CFR Agreement") in the form attached hereto as Exhibit C, and the CFR Agreement shall have been approved by the Board of Directors of the Company and shall be the legal, valid and binding agreement of CFR, enforceable against CFR in accordance with its terms.

   6.11 Director Nominees. The Company's board of directors shall have elected Keith A. Tucker or such other qualified person as Purchaser shall designate as a member of the board of directors, effective upon the Closing Date.

   6.12 Certain Amendments. The Company's board of directors shall have approved an amendment to the Company's Restated Certificate of Incorporation acceptable in form and substance to Purchaser eliminating references to the Class B Stock, and shall have directed that the amendment be submitted to the stockholders of the Company at the next annual meeting of the Company's stockholders. The Company's board of directors shall have amended
Article III, Section 1 of the Company's bylaws to eliminate the requirement that the number of directors be an integral multiple of four.

   6.13 Closing. Under no circumstances shall the Closing under this Agreement be deemed to have occurred until the closings under the Class B Agreement and the Stephens Agreement shall simulta-neously occur.


                            ARTICLE 7

                       REGISTRATION RIGHTS

     7.1 Definitions. As used in this Article 7, the following terms have the meanings indicated.

          "Commission" means the Securities and Exchange Commission or any other agency at the time administering the Securities Act.

          "Excepted Stock" means shares of Common Stock subject to the secondary registration rights granted in the Agreements among the Company and one or more of the Sellers and (i) John Franco, dated November 18, 1991, and (ii) Steven Bing, dated February 7, 1992.

          "Person" will be broadly construed to include any individual, entity, corporation, partnership, joint venture, association, joint stock company, trust, or unincorporated organization.

          "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules promulgated thereunder, and the declaration or ordering of the effectiveness of such registra-tion statement.

         "Registrable Common Stock" means the Shares acquired pursuant to this Agreement and any securities issued in respect of the Shares.

         "Registrant" means the Company or its successor by merger, consolidation, share exchange, sale of all or substantially all of its assets, or similar transaction.

     7.2 Piggy-Back Rights. If the Registrant proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock, other than a registration statement on Form S-4, Form S-8, or Form S-3 solely in tandem with Form S-8 then the Registrant will give written notice of such proposed filing to Purchaser at least 10 business days before the anticipated filing date. Such notice will offer to Purchaser the opportunity to include in such registration statement the number of shares of Registrable Common Stock owned by Purchaser as Purchaser may request. Within 10 business days of receipt of such notice, Purchaser will notify the Registrant in writing as to the number of shares of Registrable Common Stock to be included in the registra-tion statement. The Registrant will include the shares of Registrable Common Stock set forth in Purchaser's notice in the proposed registration statement and will cause the managing underwriter or underwriters, if any, of any proposed underwritten offering to be described in such registration statement to permit Purchaser to include such shares of Registrable Common Stock in any such underwritten offering on the same terms and conditions as any other Common Stock included therein other than the Excepted Stock. Notwithstanding the foregoing, if the managing underwriter or underwriters of any underwritten offering advise the Registrant in writing (and deliver a copy thereof to Purchaser) that the total amount of Common Stock that Purchaser intends to include in such underwritten offering would (x) make it impractical to conduct such underwritten offering of the Common Stock being registered at the price at which such Common Stock could be sold without such inclusion or (y) materially interfere with the success of the offering by the Registrant, then the Registrable Common Stock to be offered for the account of Purchaser will, together with the Common Stock to be offered by Persons other than the Registrant other than the Excepted Stock, be reduced or eliminated by the managing underwriter or underwriters, if any, such reduction to first eliminate shares of Common Stock being registered by Sellers or executive officers or directors of the Company, then eliminate shares of other Persons pro rata based on the number of shares of Common Stock or Registrable Common Stock proposed to be included in the registration statement by such Persons (other than such Sellers or executive officers and directors of the Registrant and other than the Excepted Stock), including Purchaser. Notwithstanding anything to the contrary in this Section 7.2, the Registrant may, in its sole discretion and without the consent of Purchaser, postpone the filing or effectiveness of such registration statement or withdraw any such registration statement and abandon any such proposed offering.

     7.3 Demand Rights. If Purchaser delivers a written request to the Registrant to file a registration statement under the Securities Act with respect to all or a portion of the Registrable Common Stock, then the Registrant will, promptly after receipt of such notice, use its reasonable best efforts to file such registra-tion statement with respect to such Registrable Common Stock and cause it to be declared effective by the Commission so as to permit or facilitate the sale or distribution of all or such portion of the Registrable Common Stock as are specified in such request; provided, that Registrant will have the right in its sole discre-tion to postpone the filing of such a registration statement for a period of up to 90 days from the date of its receipt of a request pursuant to this Section 7.3 if, in the good faith judgment of the members of the board of directors, the best interests of the Registrant would be best served by such a delay. Purchaser will have the right to have one such registration effected under this
Section 7.3. The written request received by the Registrant from Purchaser will be deemed to include an undertaking from Purchaser to (a) cooperate with the Registrant in connection with such registration, (b) furnish the Registrant with all such information in connection therewith as may be required by the Commission, and
(c) take all such action as may be reasonably requested by the Registrant in order to permit the Registrant to comply with all applicable requirements of the Securities Act and the Commission and to obtain acceleration of the effective date of the registra-tion statement.

     7.4 Form S-3 Registrations. In addition to the registration rights provided in Section 7.2 and 7.3, if at any time the Company is eligible to use Form S-3 (or any successor form) for registra-tion of secondary sales of Common Stock, Purchaser may request in writing that the Company register shares of Registrable Common Stock on such form; provided, however, that any such request for registration shall be for a minimum of 250,000 shares of Registra-ble Common Stock. Thereupon the Company will, as soon as practica-ble, use its reasonable best efforts to effect the registration on Form S-3 of all Registrable Common Stock that the Company has so been requested to register by Purchaser for sale; provided, that Registrant will have the right in its sole discretion to postpone the filing of such a registration statement for a period of up to 90 days from the date of its receipt of a request pursuant to this
Section 7.4 if, in the good faith judgment of the members of the board of directors, the best interests of the Registrant would be best served by such a delay.

     7.5 Registration Procedures. Whenever the Registrant is required to use its reasonable best efforts to effect the registra-tion of any Registrable Common Stock, the Registrant will as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to the Registrable Common Stock and use its reasonable best efforts to cause such registration statement to become and remain effective for the period set forth in Section 7.5(b) and promptly notify Purchaser: (i) when such registration statement becomes effective; (ii) when a post-effective amendment to such registration statement becomes effective; and (iii) of any request by the Commission for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement for a period of not less than 90 days after the effective date of such registration statement to the extent necessary to permit the completion of the sale or distribution of the Registrable Common Stock within such period, provided, that if the Registrant takes any action with respect to the acquisition of the stock or assets of any business entity that would require the Registrant to amend any prospectus included in a registration statement that becomes effective under the provisions of Section 7.3 or 7.4 by including financial statements that conform to the requirements of Regulation S-X promulgated by the Commission, Purchaser will suspend the offering or sale of the Registrable Common Stock for a period not to exceed 45 days so that the Registrant may prepare such financial statements (which the Registrant will prepare as promptly as possible) and the 90-day period referred to above in this Section 7.5(b) will be extended for a period equivalent to such delay;

         (c) furnish to Purchaser, prior to filing a registration statement, copies of such registration statement as proposed to be filed and thereafter, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each prelimi-nary prospectus), and such other documents as Purchaser may reasonably request in order to facilitate the disposition of the Registrable Common Stock being offered by Purchaser;

         (d) use reasonable best efforts to register or qualify, not later than the effective date of any filed registration statement the Registrable Common Stock covered by such registration statement under the securities or blue sky laws of such jurisdic-tions as Purchaser reasonably requests; provided, that the Registrant will not be required to (i) qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction or take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Common Stock covered by the registration statement;

         (e) use its reasonable best efforts to cause the Registrable Common Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Registrant to enable Purchaser to consummate the disposition of such Registrable Common Stock;

        (f) during the period when the registration statement is required to be effective, notify Purchaser of the happening of any event as a result of which the prospectus included in the registra-tion statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and Registrant will prepare a supplement or amendment to such prospec-tus so that, as thereafter delivered to the purchasers of such Registrable Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (g) in the event that such sale is pursuant to an underwritten offering, enter into an underwriting agreement containing customary terms;

          (h) in the event such sale is pursuant to an underwrit-ten offering, use its reasonable best efforts to obtain a "cold comfort letter" from the independent public accountants for the Registrant in customary form and covering such matters of the type customarily covered by "cold comfort letters"; and

          (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

    7.6 Purchaser Cooperation. In connection with each registra-tion effected pursuant to this Article 7, Purchaser agrees:

         (a) to timely furnish the Registrant with such information regarding Purchaser and the proposed sale and distribution of the Common Stock as the Registrant may reasonably request;

         (b) to execute and perform its obligations under any underwriting agreement with customary terms and conditions acceptable to Purchaser entered into by the Company in connection with the registered offering; and

         (c) during any period during which the Registrant is required to prepare an amendment or supplement to any registration statement or prospectus, to suspend offers and sales pursuant thereto until such amendment or supplement becomes effective.

     7.7 Expenses. The Registrant will bear all expenses of any registration effected pursuant to this Article 7, except that Purchaser will pay (a) underwriting discounts and commissions with respect to any shares sold by Purchaser, (b) fees and expenses of Purchaser's counsel and (c) blue sky filing and legal fees related to states in which registration or qualification is undertaken solely as a result of Purchaser's request.

     7.8  Indemnification and Contribution.

          (a) In the case of any offering registered pursuant to this Article 7, the Registrant agrees to indemnify and hold Purchaser, each underwriter of Registrable Common Stock under such registration and each Person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, harmless against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, promptly upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such Registrable Common Stock, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Registrant shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented if the Registrant shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnifica-tion agreement contained in this Section 7.8(a) shall not apply to such losses, claims, damages, liabilities or actions that shall arise from the sale of Registrable Common Stock if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement, or any such omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Registrant by Purchaser or any such underwriter specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto.

          (b) In the case of each offering registered pursuant to this Article 7, Purchaser and each underwriter participating therein shall agree in the same manner and to the same extent as set forth in Section 7.8(a) hereof severally to indemnify and hold harmless the Registrant, and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act, and the directors and officer of the Registrant with respect to any statement in or omission from such registration statement or any preliminary prospectus (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Registrant by Purchaser or such underwriter, respectively, specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any such amendment or supplement.

          (c) Each party indemnified under Section 7.8(a) or (b) hereof shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemni-fied party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in Section 7.8(a) or (b), unless and to the extent the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and the indemnifying party shall not be liable to such indemnified party under Section 7.8(a) or (b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless such indemni-fied party reasonably objects to such assumption on the grounds that there may be defenses to it which are different from or in addition to such indemnifying party, in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel).

          (d)  If the indemnification provided for in this Section
7.8 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party under any paragraph of this Section 7.8, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such indemnified party on the one hand and the indemnifying parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnified party and the indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by such parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 7.8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consider-ations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending or settling any such action or claim.

     7.9 Certain Limitations on Registration Rights. Notwith-standing the other provisions of Article 7, the Company shall not be obligated to register shares of Purchaser if, in the opinion of counsel to the Company reasonably satisfactory to Purchaser and its counsel, the sale or other disposition of Purchaser's shares, in the manner proposed by Purchaser, may be effected without register-ing such shares under the Securities Act.


                            ARTICLE 8

                          MISCELLANEOUS

     8.1 HSR Act; Regulatory Filings. As soon as practicable, the parties hereto shall make any and all filings as may be required under the HSR Act in connection with this Agreement and the Transactions and shall request early termination of the waiting period under the HSR Act. Each party shall furnish to all other parties such information and assistance as any other party or parties may reasonably request in connection with the preparation of such filings.

     8.2  Covenant to Satisfy Conditions.  Each party to this
Agreement shall use its respective reasonable best efforts to satisfy the conditions set forth herein to the Closing insofar as such matters are within its control.

     8.3 Public Announcements. The parties hereto will mutually consent (subject to any party's obligations to make disclosures pursuant to applicable securities laws or stock exchange rules) to the terms of any press release or any public statements with respect to this Agreement or the Transactions prior to issuance.

     8.4 Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accoun-tants, investment bankers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     8.5 Headings. The section headings herein are for conve-nience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     8.6 Notices. All notices or other communications required or permitted hereunder shall be given in writing and shall be deemed sufficient if delivered by hand or telecopied or mailed by registered or certified mail, postage prepaid (return receipt requested), as follows:

               If to the Company:

                    I.C.H. Corporation
                    500 North Akard, Suite 1204
                    Dallas, Texas 75201
                    Telecopy No. (214) 954-7345
                    Attention:  Robert L. Beisenherz

               With a copy to:

                    I.C.H. Corporation
                    100 Mallard Creek Road, Suite 400
                    Louisville, Kentucky 40257
                    Telecopy No. (502) 894-2149
                    Attention:  Sheryl G. Snyder

               If to RTS:

                    Robert T. Shaw
                    784 Harrington Lake Drive North
                    Venice, Florida 34293
                    Telecopy No. (813) 492-9596

               With a copy to:

                    Weil, Gotshal & Manges
                    901 Main Street, Suite 4100
                    Dallas, Texas  75202
                    Telecopy No. (214) 746-7777
                    Attention:  Thomas A. Roberts

               If to CFR:

                    C. Fred Rice
                    4213 Snowberry Lane
                    Naples, Florida 33999
                    Telecopy No. (813) 597-9476

               With a copy to:

                    Weil, Gotshal & Manges
                    901 Main Street, Suite 4100
                    Dallas, Texas  75202
                    Telecopy No. (214) 746-7777
                    Attention:  Thomas A. Roberts

               If to CNC:

                    Consolidated National Corporation
                    4211 Norbourne Boulevard
                    Louisville, Kentucky 40207
                    Telecopy No. (502) 897-6470
                    Attention:  President and General Counsel

               If to CFLIC:

                    Consolidated Fidelity Life Insurance Company
                    4211 Norbourne Boulevard
                    Louisville, Kentucky 40207
                    Telecopy No. (502) 897-6470
                    Attention:  President and General Counsel

               If to Purchaser:

                    Torchmark Corporation
                    2001 Third Avenue South
                    Birmingham, Alabama  35233
                    Telecopy No. (205) 325-4198
                    Attention: Samuel E. Upchurch, Jr.

               With a copy to:

                    Hughes & Luce, L.L.P.
                    1717 Main Street, Suite 2800
                    Dallas, Texas  75201
                    Telecopy No. (214) 939-6100
                    Attention:  Alan J. Bogdanow

or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or telecopied or three days after the date so mailed; provided, however, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

     8.7 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties except that Purchaser may assign its rights and delegate its duties hereunder without further recourse or liability to Purchaser to a credit worthy person or entity reasonably acceptable to the Company which will execute a written instrument assuming such duties.

     8.8 Entire Agreement. This Agreement and those instruments evidencing the Transactions embody the entire agreement and understanding of the parties with respect to this Agreement and the Transactions and supersede all prior written or oral and contempo-raneous oral commitments, arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to this Agreement or the Transactions other than those expressly set forth in this Agreement.

     8.9 Modifications, Amendments and Waivers. At any time prior to the Closing, to the extent permitted by law, (i) the parties hereto may, by written agreement executed by all parties, modify, amend or supplement any term or provision of this Agreement and
(ii) any term or provision of this Agreement may be waived in writing by the party or parties entitled to the benefits thereof.

     8.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which together shall be considered one and the same agreement and each of which shall be deemed an original.

     8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS (REGARDLESS OF THE LAWS THAT MIGHT BY APPLICABLE UNDER PRINCIPLES OF CONFLICTS OF LAW) AS TO ALL MATTERS, INCLUDING BUT NOT LIMITED TO MATTERS OF VALIDITY, CONSTRUCTION, EFFECT AND PERFORMANCE.

     8.12 Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforce-able, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect. The Class B Stock will be automatically canceled when it is transferred as contemplated pursuant to the Transactions. Therefore, notwithstanding any other provision of this Agreement, Sellers, the Company and Purchaser agree that any and all provisions which may require the Class B Stock to be transferred are not severable from any other provision of this Agreement.

     8.13 Specific Performance. The parties hereto recognize that any breach of the terms of this Agreement may give rise to irreparable harm for which money damages would not be an adequate remedy, and accordingly agree that, in addition to other remedies, any non-breaching party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy as a remedy of money damages.

     The Class B Stock will be automatically canceled when it is transferred as contemplated pursuant to the Transactions. Therefore, notwithstanding any other provision of this Agreement, Sellers, the Company and Purchaser agree that no party shall be entitled to specific performance of any provision of this Agreement unless the Closing and the closings of both the Class B Agreement and the Stephens Agreement shall have simultaneously occurred.

     8.14 Certain Amendments and Actions. The Company agrees to use its reasonable best efforts (including recommending approval to its stockholders) to cause to be filed as soon as possible an amendment to its certificate of incorporation acceptable in form and substance to Purchaser eliminating references to the Class B Stock. Prior to the Closing Date, the Company will cause Article III, Section 1 of its bylaws to be amended to eliminate the requirement that the number of directors be an integral multiple of four. The Sellers and the Company covenant and agree that the closing of the transactions contemplated by the CFLIC Agreement shall occur on or before May 30, 1994, and the transactions contemplated thereby shall be consummated on substantially the same economic terms as set forth in the CFLIC Agreement. The Company agrees and covenants that it will not reduce the number of shares of voting securities outstanding prior to the Closing Date. Pursuant to the CFLIC Agreement, all shares of the Company's equity securities and any securities exercisable for or convertible into the Company's equity securities that are owned by CFLIC (other than 440,000 shares of the Company's Common Stock to be purchased pursuant to the Transactions), including, without limitation, the remaining 560,000 shares of the Company's Common Stock which are not being acquired in the Transactions, the Series 1984-A Preferred Stock and the Series 1987-B Preferred Stock shall be transferred by CFLIC either as part of the termination of certain reinsurance agreements or as consideration for the mandatory redemption of shares of CFLIC preferred stock held by the Company.

     8.15 Nominations. The Company covenants and agrees that so long as Purchaser owns at least five percent of the issued and outstanding shares of Common Stock of the Company or any successor corporations (subject to appropriate adjustment for stock splits, stock dividends or similar events), it will cause one person designated by Purchaser to be nominated for election as a director of the Company and will use its best efforts to secure election of such person as a director.

     8.16 Survival of Representations. The representations and warranties set forth in this Agreement shall survive any Closing and shall not be affected by any investigation by any party to which such representation or warranty is made.

     8.17 Termination. This Agreement may be terminated at any time prior to the Closing Date (a) by mutual consent of Purchaser, the Company and Sellers, (b) by Purchaser, if the conditions set forth in Article 6 have not been complied with or performed in any respect and such noncompliance or nonperformance has not been cured or eliminated (or by its nature cannot be cured or eliminated) by Sellers and the Company on or before March 15, 1994; or (c) by Sellers or the Company, if the conditions set forth in Article 5 have not been complied with or performed in any respect and such noncompliance or nonperformance has not been cured or eliminated (or by its nature cannot be cured or eliminated) by Purchaser on or before March 15, 1994. In the event of the termination of this Agreement pursuant to Section 8.17, this Agreement will thereafter become void and have no effect, and no party will have any liability to any other parties or their stockholders or directors or officers in respect thereof, except insofar as such liability may be attributable to willful breach of this Agreement. Sections
8.3 through 8.14 and 8.16 will survive the termination of this Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                CONSOLIDATED NATIONAL CORPORATION



                                   /s/  Robert T. Shaw
                                By:_____________________________________
                                Name:  Robert T. Shaw
                                Title: President and Treasurer


                                CONSOLIDATED FIDELITY LIFE INSURANCE
                                  COMPANY



                               By:_____________________________________
                               Name:  Gerald J. Kohout
                               Title: President


                               I.C.H. CORPORATION



                               By:_____________________________________
                               Name:  Robert L. Beisenherz
                               Title: President and Chief Executive
                                      Officer


                              /s/  Robert T. Shaw
                              _________________________________________
                              ROBERT T. SHAW


                              /s/  C. Fred Rice
                              _________________________________________
                              C. FRED RICE


                              TORCHMARK CORPORATION


                                 /s/  Keith A. Tucker
                              By:_____________________________________
                              Name:  Keith A. Tucker
                              Title: Vice Chairman

                   EXHIBIT A TO EXHIBIT NO. 1

                    STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT ("Agreement"), made and entered into as of January __, 1994, among Consolidated National Corporation, a Kentucky corporation ("CNC"), and I.C.H. Corporation, a Delaware corporation ("Purchaser").

                            RECITALS

     A. CNC owns 100,000 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock"), of the Purchaser.

     B. CNC desires to sell to Purchaser, and Purchaser desires to purchase from CNC, the Class B Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:


                            ARTICLE 1

                   PURCHASE AND SALE OF STOCK

     1.1 Purchase and Sale of Stock. Upon the terms and subject to the conditions set forth in this Agreement, CNC hereby agrees to sell to Purchaser, simultaneous with the closings of those certain Stock Purchase Agreements among CNC, Purchaser, Consolidated Fidelity Life Insurance Company, Robert T. Shaw, C. Fred Rice and, respectively, Torchmark Corporation and Stephens, Inc. (collective-ly the "Torchmark and Stephens Agreements"), the Class B Stock, free and clear of all liens, security interests, pledges, charges, claims, options, encumbrances of every kind, escrows, rights of first refusal, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings and obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money (collec-tively, "Claims"), and Purchaser agrees to purchase the Class B Stock at the price of $5.00 per share for a total purchase price of $500,000.


                            ARTICLE 2

                             CLOSING

     2.1 Date and Place of Closing. Subject to satisfaction of the conditions to the closing of this Agreement (the "Closing") set forth in Articles 5 and 6, the Closing for the purchase and sale of the Class B Stock shall be consummated at the offices of the Purchaser at 500 North Akard, Suite 1204, Dallas, Texas 75201 (the "Purchaser Offices"), simultaneously with the closings of both the Torchmark and Stephens Agreements.

     2.2  Deliveries at the Closing.  At the Closing,

          (a)  CNC shall deliver to Purchaser

               (i)  certificates evidencing the Class B
          Stock, duly endorsed in blank or accompanied by stock powers duly executed in blank, and otherwise in proper form to transfer all right, title and interest of CNC in the Class B Stock to Purchaser;

              (ii)  the legal opinion of counsel for CNC
          specified in Section 6.5 hereof; and

             (iii)  all certificates and other instruments
          and documents required to be delivered by CNC to Purchaser at or prior to the Closing in connection with this Agreement.

     (b)  Purchaser shall deliver to CNC

               (i)  $500,000 in immediately available funds
          by federal wire transfer to CNC at ____________
          (the "CNC Account");

              (ii) the legal opinion of counsel for Purchas-er specified in Section 5.5 hereof; and

             (iii)  all certificates and other instruments
          and documents required to be delivered by Purchaser to CNC at or prior to the Closing in connection with this Agreement.


                            ARTICLE 3

              REPRESENTATIONS AND WARRANTIES OF CNC

     CNC hereby represents and warrants to Purchaser as follows:

     3.1 Organization. CNC is a corporation duly organized, validly existing and in good standing under the laws of the State of Kentucky, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transac-tions contemplated hereby.

     3.2 Title to Class B Stock. CNC is the lawful owner of, with good and marketable title to, the Class B Stock. Subject to the terms of that certain agreement between the Purchaser and Shaw dated October 8, 1984, CNC owns the Class B Stock free and clear of all Claims and, will transfer to Purchaser good and marketable title to the Class B Stock at the Closing free and clear of all Claims.

     3.3 Authorization and Validity. The execution, delivery and performance by CNC of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by CNC, and no other corporate proceedings on the part of CNC, and no other actions by Shaw or Rice, are necessary to authorize and approve this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by CNC and consti-tutes the legal, valid and binding obligation of CNC, enforceable against CNC in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     3.4 No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the transac-tions contemplated hereby will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of CNC or any agreement, indenture or other instrument under which CNC is bound or to which any of the Class B Stock are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any of the Class B Stock or
(ii) violate, conflict with or require any consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over CNC or any of its properties except as may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") or such filings as may be required by applicable federal or state securities laws or state insurance laws or regulations as a result of the transactions contemplated hereby.

     3.5 Upon completion of the Closing, CNC shall cease to have Beneficial Ownership of the Class B Stock within the meaning of Article Four, section A2 of the Restated Certificate of Incorpora-tion of the Purchaser.

     3.6 Finder's Fee. CNC has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.


                            ARTICLE 4

           REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to CNC as follows:

     4.1 Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transac-tions contemplated hereby.

     4.2 Authorization and Validity. The execution, delivery and performance by Purchaser of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize and approve this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     4.3 No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the transac-tions contemplated hereby will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound or (ii) violate, conflict with or require any consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or any of its properties except as may be required by the HSR Act or such filings as may be required by applicable federal or state securi-ties laws and state insurance laws or regulations as a result of the transactions contemplated hereby.

     4.4 Finder's Fee. Purchaser has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

     4.5 Acquisition for Investment. Purchaser is acquiring the Class B Stock not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Class B Stock. Purchaser acknowledges that the Class B Stock converts into Common Stock upon its transfer to Purchaser, and Purchaser agrees that said Common Stock may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of (i) without registration under the Securities Act of 1933, as amended, except pursuant to an exemption from such registration available under such Act, and (ii) except in accor-dance with any applicable provisions of state securities laws. Purchaser acknowledges that the certificates representing the Class B Stock shall be canceled immediately after the Closing.


                            ARTICLE 5

              CONDITIONS TO THE OBLIGATIONS OF CNC

     The obligations of CNC under this Agreement are subject to the satisfaction or, unless prohibited by law, the waiver by CNC, at or before the Closing, of each of the following conditions:

     5.1 Representations and Warranties. Each of the representa-tions and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representa-tions and warranties were made at and as of such date.

     5.2 Performance. Purchaser shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing.

     5.3 Officer's Certificates. Purchaser shall have delivered to CNC a certificate, dated the Closing Date and executed by the President or Vice President of Purchaser, as applicable, certifying its fulfillment of the conditions specified in Sections 5.1 and 5.2 hereof.

     5.4 No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction restraining or prohibiting consummation of any of the transactions contemplated hereby.

     5.5 Closing. All conditions to closing the Torchmark and Stephens Agreements shall have been satisfied or waived.

     5.6 Opinions of Counsel. CNC shall have been furnished with the opinion, dated the Closing Date, of Mr. Sheryl G. Snyder, counsel for Purchaser, with respect to the matters set forth in Sections 4.1, 4.2 and 4.3 hereof.


                            ARTICLE 6

           CONDITIONS TO THE OBLIGATIONS OF PURCHASER

     The obligations of Purchaser under this Agreement are subject to the satisfaction or, unless prohibited by law, the waiver by Purchaser, at or before the Closing, of each of the conditions set forth below:

     6.1 Representations and Warranties. Each of the representa-tions and warranties of CNC, contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date.

     6.2 Services Agreement. Shaw shall have executed the Independent Contractor and Services Agreement attached hereto, Rice shall have executed both the Employment Agreement and Independent Contractor and Services Agreement attached hereto, and that certain Management and Consulting Agreement dated December 27, 1984 among CNC (formerly Consolidated National Successor Corporation) and Purchaser shall have been terminated.

     6.3 Performance. CNC shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing.

     6.4 Officer's Certificates. CNC shall have delivered to Purchaser a certificate, dated the Closing Date and executed by the President or Vice President of CNC certifying its fulfillment of the conditions specified in Sections 6.1 and 6.2 hereof.

     6.5 No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction restraining or prohibiting consummation of any of the transactions contemplated hereby.

     6.6 Opinions of Counsel. Purchaser shall have been furnished with the opinions, dated the Closing Date, of Mr. Phillip E. Allen, counsel for CNC, with respect to the matters set forth in Sections 3.1, 3.2, 3.3, 3.4 and 3.5 hereof, and Weil, Gotshal and Manges as to the matters set forth in Section 3.5 hereof.


                            ARTICLE 7

                          MISCELLANEOUS

     7.1  Covenant to Satisfy Conditions.  Each party to this
Agreement shall use its respective best efforts to satisfy the conditions set forth herein to the Closing insofar as such matters are within their respective control.

     7.2 Public Announcements. The parties hereto will consult with each other party before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby.

     7.3 Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accoun-tants, investment bankers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     7.4 Headings. The section headings herein are for conve-nience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     7.5 Notices. All notices or other communications required or permitted hereunder shall be given in writing and shall be deemed sufficient if delivered by hand or mailed by registered or certified mail, postage prepaid (return receipt requested), as follows:

               If to CNC:

                    Consolidated National Corporation
                    4211 Norbourne Blvd.
                    Louisville, Kentucky  40207
                    Attention: Robert T. Shaw

               With a copy to:

                    Weil, Gotshal & Manges
                    901 Main Street
                    Suite 4100
                    Dallas, Texas  75202

               If to Purchaser:

                    I.C.H. Corporation
                    500 North Akard
                    Suite 1204
                    Dallas, Texas  75201
                    Attention: R. L. Beisenherz

               With a copy to:

                    I.C.H. Corporation
                    100 Mallard Creek Road
                    Louisville, Kentucky  40257
                    Attention: General Counsel

or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or three days after the date so mailed; provided, however, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

     7.6 Assignment and Termination. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties. In the event Purchaser acknowledges in writing to CNC that the Torchmark and Stephens Agreements have been validly terminated, either party may terminate this Agreement by written notice to the other party to this Agreement.

     7.7 Entire Agreement. This Agreement (including the Exhibits hereto) embodies the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior written or oral commitments, arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly set forth herein.

     7.8 Modifications, Amendments and Waivers. At any time prior to the Closing, to the extent permitted by law, (i) the parties hereto may, by written agreement executed by all parties, modify, amend or supplement any term or provision of this Agreement and
(ii) any term or provision of this Agreement may be waived in writing by the party or parties entitled to the benefits thereof.

     7.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which together shall be considered one and the same agreement and each of which shall be deemed an original.

     7.10 Governing Law. This Agreement shall be governed by the laws of the State of Delaware (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

     7.11 Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforce-able, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

     7.12 Specific Performance. The parties hereto recognize that any breach of the terms of this Agreement may give rise to irreparable harm for which money damages would not be an adequate remedy, and accordingly agree that, in addition to other remedies, any non-breaching party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy as a remedy of money damages.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              CONSOLIDATED NATIONAL CORPORATION



                              By:________________________________
                              Name:  Robert T. Shaw
                              Title: Chairman of the Board


                              I.C.H. CORPORATION



                              By:________________________________
                              Name:  Robert L. Beisenherz
                              Title: Chairman of the Board

                   EXHIBIT B TO EXHIBIT NO. 1

          INDEPENDENT CONTRACTOR AND SERVICES AGREEMENT

     This Independent Contractor and Services Agreement (this
"Agreement") is made and entered into as of January ___, 1994, by and between I.C.H. Corporation, a Delaware corporation (the
"Company"), and Robert T. Shaw ("Shaw").

     IN CONSIDERATION of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Shaw hereby agree as follows:

     1. Retention. The Company hereby agrees to retain Shaw to perform, and Shaw hereby agrees to perform, the services described in Section 6 hereof.

     2. Compensation. In consideration of past services rendered by Shaw to the Company prior to the date hereof, the Company is paying to Shaw, concurrently with the execution and delivery of this Agreement, $1,222,000 cash. In consideration of the services to be performed by Shaw hereunder, the Company agrees to pay to Shaw an annual fee, payable in cash as follows: $800,000 for each of the first through fifth years of this Agreement; $575,000 for the sixth year of this Agreement; and $75,000 for each of the seventh through tenth years of this Agreement (with such fee for the first year being due upon the execution and delivery of this Agreement and such fee for each ensuing year being due on the first business day of each such year). Unless required by law or regulation, the Company shall not withhold any amounts, for taxes or otherwise, from any payments made to Shaw pursuant to this
Section 2.

     3. Reimbursement of Expenses. The Company shall reimburse Shaw promptly for all reasonable out-of-pocket expenses incurred by Shaw in connection with (i) any business opportunities identified by Shaw and pursued by the Company, and (ii) any services provided at the Company's request, it being understood that any such expenses shall be reimbursed in accordance with the Company's expense reimbursement policies for senior executives, as such policies may be amended from time to time.

     4. Benefits. During the term of this Agreement, the Company shall provide to Shaw those employee benefits available from time to time to the Company's senior executive officers (including life and health insurance), other than awards made pursuant to stock option, bonus or other compensation plans; provided that the Company shall not be obligated to afford Shaw coverage under any benefit plan if such coverage would be in violation of the terms of the plan or applicable law. Shaw's present spouse and present dependents shall also be afforded such benefits during the term of this Agreement; provided that (i) such coverage is not in violation of the terms of the subject benefit plan or applicable law and (ii) one or more of the cash payments provided for in Section 2 are reduced, or the Company receives cash payments from Shaw, in such amounts as are mutually agreed to by Shaw and the Chief Executive Officer of the Company as the value of such coverage. The Company agrees that Shaw is immediately and fully vested under all existing employee benefit plans which are applicable to Shaw. In addition, with respect to vesting requirements under any future employee benefit plans applicable to Shaw hereunder, Shaw will receive service credit for all years during which Shaw has been an executive officer or director of the Company and all years during which Shaw has performed services under this Agreement. Following termination of this Agreement, (i) Shaw shall be entitled to all retirement benefits afforded retired senior executive officers of the Company, (ii) Shaw and his present wife and present dependents shall be permitted, for as long as they live, to continue the full amount of any Company health insurance coverage in effect at the time this Agreement is terminated, and (iii) Shaw shall be permitted to continue his term life insurance coverage in the face amount of not less than one million dollars. Notwithstanding the foregoing, the Company shall not be obligated to provide Shaw with the health and life insurance coverage described in the preceding sentence unless (i) such coverage can be obtained by the Company through reasonable efforts and (ii) Shaw reimburses the Company, as billed, for all costs and expenses incurred by it in providing such coverage.

     5. Support Services. During the term of this Agreement, the Company will provide Shaw office space and secretarial support on terms to be mutually agreed upon by Shaw and the Chief Executive Officer of the Company, it being understood that all costs and expenses incurred by the Company in providing office space (other than the office space presently provided to Shaw by the Company for as long as the Company shall maintain offices in that location) and secretarial services shall be deducted from the payments to Shaw provided in Section 2.

     6. Services to Be Performed. During the term of this Agreement, Shaw will attempt to identify business opportunities in the insurance industry which, in the judgment of Shaw, may be suitable for the Company and will notify the Company of any opportunities so identified. If the Company does not elect to pursue an opportunity so identified by Shaw within 30 days of such notice, then Shaw shall be free to capitalize on such opportunity as he may elect in his sole discretion. Without limiting the foregoing, Shaw may capitalize on any such opportunity which the Company does not elect to pursue by developing such opportunity (by himself or with others), through investment or otherwise, and/or by transferring such opportunity to others (with or without consider-ation paid to Shaw in connection with such transfer). Shaw also will make himself available during the term of this Agreement to consult with the Company regarding such other matters as the Company may reasonably request. On each anniversary date of this Agreement, the Company will review Shaw's performance of services hereunder during the immediately preceding year and may issue to Shaw, in respect of such services, such number of warrants to acquire common stock of the Company as the Company may determine in its sole discretion. The terms and conditions of any such warrants shall be determined by the Company in its sole discretion.

     7. Limitation on Employment. During the term of the Agreement, absent the consent of the Company (which will not be unreasonably withheld), Shaw may not serve as an officer, director, or employee of any insurance company (other than Consolidated
Fidelity Life Insurance Company and/or its affiliates).

     8. Nature of Relationship. It is agreed and understood that Shaw is associated with the Company only for the purposes and to the extent set forth herein and that Shaw's relationship to the Company shall, during the period or periods of Shaw's association and his performance of services hereunder, be that of an indepen-dent contractor. Although there shall be no minimum number of hours required to be spent by Shaw in the performance of such services, Shaw will make himself available at reasonable times to perform the services hereunder and to consult with the Company regarding such matters as the Company may reasonably request. The parties acknowledge that Shaw shall be free to pursue his other business and personal interests to the extent such interests do not involve activities prohibited by Section 7 hereof. The Company acknowledges that the pursuit or development by Shaw of opportuni-ties identified by Shaw to the Company but which the Company does not elect to pursue may present a conflict with the interests of the Company. Nevertheless, Shaw shall be permitted to pursue and develop such opportunities as if no such conflict existed.

     9. Term and Termination. This Agreement shall terminate on the date that is ten (10) years following the date hereof (the "Scheduled Termination Date"). The Company shall not be permitted to terminate this Agreement prior to the Scheduled Termination Date for any reason. In the event that, notwithstanding the foregoing, this Agreement is terminated by operation of law prior to the Scheduled Termination Date, other than as the result of the death of Shaw (whether as a result of disability, incapacity, insolvency, bankruptcy, or otherwise), the Company shall, to the extent permitted by law, continue to pay to Shaw the compensation and benefits provided by this Agreement as if this Agreement had not been so terminated. In the event of the death of Shaw, this Agreement shall terminate automatically, and the Company shall pay to the estate of Shaw a lump sum cash payment equal to the present value of the remaining aggregate annual compensation which would have been payable to Shaw for all remaining years under this Agreement had this Agreement not been so terminated. The "present value" of such compensation shall be determined by discounting the remaining scheduled payments in accordance with generally accepted financial practice at an annual discount rate of eight percent (8%). Upon the making of such lump sum payment, all further liability of the Company under this Agreement shall cease. In addition, the provisions of the last two sentences of Section 4 and Sections 10 through 20 of this Agreement shall survive, for an indefinite period, any termination of this Agreement.

     10. Indemnification. The Company shall indemnify Shaw against any and all claims, losses, damages, liabilities, expenses (including legal fees and expenses), obligations, demands, proceedings, rights, causes of action, actions, and suits of any nature whatsoever (collectively, "Claims") which may hereafter be imposed on, incurred by, or entered or asserted against Shaw by reason of this Agreement or the services performed or to be performed hereunder, other than claims resulting from acts involving negligence, willful malfeasance, bad faith or reckless disregard of his duties by Shaw.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed in such state.

     12. Binding Agreement; Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns, provided, however that neither party may assign its rights or obligations hereunder without the prior written consent of the other party hereto.

     13. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

     14. Notices. Any notice required by this Agreement, shall be considered given upon receipt if a written copy is sent by United
States certified mail, return receipt requested, and addressed as follows:

     If to the Company:     I.C.H. Corporation
                            Lincoln Plaza
                            500 N. Akard, Suite 1204
                            Dallas, Texas  75221
                            Attn:  Robert L. Beisenherz

    With a copy to:         I.C.H. Corporation
                            100 Mallard Creek Road
                            Louisville, Kentucky 40205
                            Attn:  General Counsel

    If to Shaw:             Robert T. Shaw
                            784 Harrington Lake Drive North
                            Venice, Florida  34293

     With a copy to:        Weil, Gotshal & Manges
                            100 Crescent Court, Suite 1300
                            Dallas, Texas  75201-6950
                            Attn:  Thomas A. Roberts

     A party may change its or his address by giving written notice to the other party hereto, which notice shall be effective upon actual receipt.

     15. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforce-able provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforce-able provision there shall be added automatically as part of this Agreement, a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     16. Amendments. This Agreement may be amended at any time and from time to time in whole or in part by an instrument in writing setting forth the particulars of such amendment duly executed by both the Company and Shaw.

     17. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings if any, relating to the subject matter hereof.

     18. Number and Gender. Whenever herein the singular number is used, the same shall include the plural where appropriate, and the words of any gender shall include each other gender where appropriate.

     19. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     20. Counterparts. This Agreement may be executed in two or more identical counterparts, each of which for all purposes shall be deemed an original, and all of which shall constitute, collec-tively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                      I.C.H. CORPORATION



                                      BY:________________________________

                                      TITLE:_____________________________


                                      SHAW


                                      _________________________________
                                      ROBERT T. SHAW

                   EXHIBIT C TO EXHIBIT NO. 1

          INDEPENDENT CONTRACTOR AND SERVICES AGREEMENT

     This Independent Contractor and Services Agreement (this
"Agreement") is made and entered into as of January ___, 1994, by and between I.C.H. Corporation, a Delaware corporation (the
"Company"), and C. Fred Rice ("Rice").

     IN CONSIDERATION of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Rice hereby agree as follows:

     1. Retention. The Company hereby agrees to retain Rice to perform, and Rice hereby agrees to perform, the services described in Section 6 hereof.

     2. Compensation. In consideration of past services rendered by Rice to the Company prior to the date hereof, the Company is paying to Rice, concurrently with the execution and delivery of this Agreement, $778,000 cash. In consideration of the services to be performed by Rice hereunder, the Company agrees to pay to Rice an annual fee, payable in cash as follows: $600,000 for each of the first through fifth years of this Agreement; $500,000 for the sixth year of this Agreement; and $50,000 for each of the seventh through tenth years of this Agreement (with such fee for the first year being due upon the execution and delivery of this Agreement and such fee for each ensuing year being due on the first business day of each such year). Unless required by law or regulation, the Company shall not withhold any amounts, for taxes or otherwise, from any payments made to Rice pursuant to this Section 2.

     3. Reimbursement of Expenses. The Company shall reimburse Rice promptly for all reasonable out-of-pocket expenses incurred by Rice in connection with (i) any business opportunities identified by Rice and pursued by the Company, and (ii) any services provided at the Company's request, it being understood that any such expenses shall be reimbursed in accordance with the Company's expense reimbursement policies for senior executives, as such policies may be amended from time to time.

     4. Benefits. During the term of this Agreement, the Company shall provide to Rice those employee benefits available from time to time to the Company's senior executive officers (including life and health insurance), other than awards made pursuant to stock option, bonus or other compensation plans; provided that the Company shall not be obligated to afford Rice coverage under any benefit plan if such coverage would be in violation of the terms of the plan or applicable law. Rice's present spouse and present dependents shall also be afforded such benefits during the term of this Agreement; provided that (i) such coverage is not in violation of the terms of the subject benefit plan or applicable law and (ii) one or more of the cash payments provided for in Section 2 are reduced, or the Company receives cash payments from Rice, in such amounts as are mutually agreed to by Rice and the Chief Executive Officer of the Company as the value of such coverage. The Company agrees that Rice is immediately and fully vested under all existing employee benefit plans which are applicable to Rice. In addition, with respect to vesting requirements under any future employee benefit plans applicable to Rice hereunder, Rice will receive service credit for all years during which Rice has been an executive officer or director of the Company and all years during which Rice has performed services under this Agreement. Following termination of this Agreement, (i) Rice shall be entitled to all retirement benefits afforded retired senior executive officers of the Company, (ii) Rice and his present wife and present dependents shall be permitted, for as long as they live, to continue the full amount of any Company health insurance coverage in effect at the time this Agreement is terminated, and (iii) Rice shall be permitted to continue his term life insurance coverage in the face amount of not less than one million dollars. Notwithstanding the foregoing, the Company shall not be obligated to provide Rice with the health and life insurance coverage described in the preceding sentence unless (i) such coverage can be obtained by the Company through reasonable efforts and (ii) Rice reimburses the Company, as billed, for all costs and expenses incurred by it in providing such coverage.

     5. Support Services. During the term of this Agreement, the Company will provide Rice office space and secretarial support on terms to be mutually agreed upon by Rice and the Chief Executive Officer of the Company, it being understood that all costs and expenses incurred by the Company in providing office space (other than the office space presently provided to Rice by the Company for as long as the Company shall maintain offices in that location) and secretarial services shall be deducted from the payments to Rice provided in Section 2.

     6. Services to Be Performed. During the term of this Agreement, Rice will attempt to identify business opportunities in the insurance industry which, in the judgment of Rice, may be suitable for the Company and will notify the Company of any opportunities so identified. If the Company does not elect to pursue an opportunity so identified by Rice within 30 days of such notice, then Rice shall be free to capitalize on such opportunity as he may elect in his sole discretion. Without limiting the foregoing, Rice may capitalize on any such opportunity which the Company does not elect to pursue by developing such opportunity (by himself or with others), through investment or otherwise, and/or by transferring such opportunity to others (with or without consider-ation paid to Rice in connection with such transfer). Rice also will make himself available during the term of this Agreement to consult with the Company regarding such other matters as the Company may reasonably request. On each anniversary date of this Agreement, the Company will review Rice's performance of services hereunder during the immediately preceding year and may issue to Rice, in respect of such services, such number of warrants to acquire common stock of the Company as the Company may determine in its sole discretion. The terms and conditions of any such warrants shall be determined by the Company in its sole discretion.

     7. Limitation on Employment. During the term of the Agreement, absent the consent of the Company (which will not be unreasonably withheld), Rice may not serve as an officer, director, or employee of any insurance company other than the Company and its affiliates, Consolidated Fidelity Life Insurance Company and/or its affiliates, and Financial Benefit Group, Inc.

     8. Nature of Relationship. It is agreed and understood that Rice is presently Senior Executive Vice President and a Director of the Company and otherwise associated with the Company only for the purposes and to the extent set forth herein and that Rice's relationship to the Company shall, during the period or periods of Rice's association and his performance of services hereunder, be that of an independent contractor. Although there shall be no minimum number of hours required to be spent by Rice in the performance of such services, Rice will make himself available at reasonable times to perform the services hereunder and to consult with the Company regarding such matters as the Company may reasonably request. The parties acknowledge that Rice shall be free to pursue his other business and personal interests to the extent such interests do not involve activities prohibited by
Section 7 heretofore the Delaware General Corporate Law. The Company acknowledges that the pursuit or development by Rice of opportunities identified by Rice to the Company but which the Company does not elect to pursue may present a conflict with the interests of the Company. Nevertheless, Rice shall be permitted to pursue and develop such opportunities as if no such conflict existed provided that such activities are not prohibited by the Delaware Corporate Law.

     9. Term and Termination. This Agreement shall terminate on the date that is ten (10) years following the date hereof (the "Scheduled Termination Date"). The Company shall not be permitted to terminate this Agreement prior to the Scheduled Termination Date for any reason. In the event that, notwithstanding the foregoing, this Agreement is terminated by operation of law prior to the Scheduled Termination Date, other than as the result of the death of Rice (whether as a result of disability, incapacity, insolvency, bankruptcy, or otherwise), the Company shall, to the extent permitted by law, continue to pay to Rice the compensation and benefits provided by this Agreement as if this Agreement had not been so terminated. In the event of the death of Rice, this Agreement shall terminate automatically, and the Company shall pay to the estate of Rice a lump sum cash payment equal to the present value of the remaining aggregate annual compensation which would have been payable to Rice for all remaining years under this Agreement had this Agreement not been so terminated. The "present value" of such compensation shall be determined by discounting the remaining scheduled payments in accordance with generally accepted financial practice at an annual discount rate of eight percent (8%). Upon the making of such lump sum payment, all further liability of the Company under this Agreement shall cease. In addition, the provisions of the last two sentences of Section 4, and Sections 10 through 20 of this Agreement shall survive, for an indefinite period, any termination of this Agreement.

    10. Indemnification. The Company shall indemnify Rice against any and all claims, losses, damages, liabilities, expenses (including legal fees and expenses), obligations, demands, proceedings, rights, causes of action, actions, and suits of any nature whatsoever (collectively, "Claims") which may hereafter be imposed on, incurred by, or entered or asserted against Rice by reason of this Agreement or the services performed or to be performed hereunder, other than claims resulting from acts involving negligence, willful malfeasance, bad faith or reckless disregard of his duties by Rice.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed in such state.

     12. Binding Agreement; Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns, provided, however that neither party may assign its rights or obligations hereunder without the prior written consent of the other party hereto.

     13. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

     14. Notices. Any notice required by this Agreement, shall be considered given upon receipt if a written copy is sent by United
States certified mail, return receipt requested, and addressed as follows:

     If to the Company:     I.C.H. Corporation
                            Lincoln Plaza
                            500 N. Akard, Suite 1204
                            Dallas, Texas  75221
                            Attn:  Robert L. Beisenherz

     With a copy to:        I.C.H. Corporation
                            100 Mallard Creek Road
                            Louisville, Kentucky 40205
                            Attn:  General Counsel

     If to Rice:            C. Fred Rice
                            4213 Snowberry Lane
                            Naples, Florida  33999

     With a copy to:        Weil, Gotshal & Manges
                            100 Crescent Court, Suite 1300
                            Dallas, Texas  75201-6950
                            Attn:  Thomas A. Roberts


     A party may change its or his address by giving written notice to the other party hereto, which notice shall be effective upon actual receipt.

     15. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforce-able provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforce-able provision there shall be added automatically as part of this Agreement, a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     16. Amendments. This Agreement may be amended at any time and from time to time in whole or in part by an instrument in writing setting forth the particulars of such amendment duly executed by both the Company and Rice.

     17. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings if any, relating to the subject matter hereof.

     18. Number and Gender. Whenever herein the singular number is used, the same shall include the plural where appropriate, and the words of any gender shall include each other gender where appropriate.

     19. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     20. Counterparts. This Agreement may be executed in two or more identical counterparts, each of which for all purposes shall be deemed an original, and all of which shall constitute, collec-tively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                      I.C.H. CORPORATION



                                      BY:________________________________

                                      TITLE:_____________________________


                                      RICE


                                      ___________________________________
                                      C. FRED RICE

                   SCHEDULE I TO EXHIBIT NO. 1

                           SCHEDULE I

     Agreements, other than those contemplated in connection with the Transactions, that will continue beyond the Closing:

              Agreements relating to relationships
      between ICH and CNC/CFLIC that are dealt with in the
          June 15, 1993 Agreement between CNC and CFLIC

1.   Agreement, dated June 15, 1993, among ICH, Consolidated
     National Corporation and Consolidated Fidelity Life Insurance Company, and all amendments thereto.

2. Stock Purchase Agreement dated June 29, 1990, among Consoli-dated National Corporation, Robert T. Shaw and Bankers Life and Casualty Company with respect to all outstanding capital stock of Marquette National Life Insurance Company, including
     Exhibit 1.35 thereto governing the coinsurance relationship between Southwestern Life Insurance Company and Marquette National Life Insurance Company (filed as Exhibits 2.1 and 2.3 to ICH's Report on Form 10-Q for the quarter ended June 30,
     1990).

3. Coinsurance Annuity Reinsurance Agreement -- October 1, 1990, for Bankers Life and Casualty Company (filed as Exhibit 19-1 to ICH's Current Report on Form 8-K dated November 9, 1990) and amendments thereto (filed as Exhibit 2.11 to ICH's Annual Report on Form 10-K for year ended December 31, 1991, and
     Exhibit 2.11 to ICH's Annual Report on Form 10-K for the year ended December 31, 1992).

4. Coinsurance Annuity Retrocession Agreement (Bankers Business) -- October 1, 1990 for Marquette National Life Insurance
     Company (filed as Exhibit 19-2 to ICH's Current Report on Form 8-K dated November 9, 1990), and amendments and supplemental agreements thereto (filed as Exhibit 2.12 to ICH's Annual Report on Form 10-K for year ended December 31, 1991, and Exhibits 2.12 and 10.31 to ICH's Annual Report on Form 10-K for the year ended December 31, 1992).

5. Coinsurance Annuity and Supplemental Contract Reinsurance Agreement II -- June 30, 1990, for Southwestern Life Insurance Company (filed as Exhibit 19-3 to ICH's Current Report on Form 8-K dated November 9, 1990), and amendments thereto (filed as
     Exhibit 2.13 to ICH's Annual Report on Form 10-K for year ended December 31, 1991, and Exhibit 2.13 to ICH's Annual Report on Form 10-K for the year ended December 31, 1992).

6. Coinsurance Annuity and Supplementary Contract Retrocession Agreement II -- June 30, 1990, for Marquette National Life Insurance Company (filed as Exhibit 19-4 to ICH's Current Report on Form 8-K dated November 9, 1990), and amendments thereto (filed as Exhibit 2.14 to ICH's Annual Report on Form 10-K for year ended December 31, 1991, and Exhibit 2.14 to ICH's Annual Report on Form 10-K for the year ended Decem-ber 31, 1992).

7. Letter Agreement, dated March 8, 1993, relating to the Coinsurance Annuity Reinsurance Agreement referenced in Paragraph 2 above (filed as Exhibit 2.15 to ICH's Annual Report on Form 10-K for year ended December 31, 1992).

8. Agreement, dated March 10, 1993, relating to the Coinsurance Annuity and Supplemental Contract Reinsurance Agreement II referenced in Paragraph 4 above (filed as Exhibit 2.16 to ICH's Annual Report on Form 10-K for year ended December 31,
     1992).

9. Credit Agreement dated as of September 28, 1990, between ICH and Consolidated Fidelity Life Insurance Company, as assignee of the banks party thereto and The Chase Manhattan Bank (National Association), as Agent for such banks, as amended (filed as Exhibit 4-1 of ICH's Current Report on Form 8-K dated November 9, 1990; Exhibit 4.3 to ICH's Annual Report on Form 10-K for the year ended December 31, 1990; Exhibit 4.3 to ICH's Annual Report on Form 10-K for year ended December 31, 1991; Exhibit 4.8 to ICH's Report on Form 10-Q for quarter ended June 30, 1992; and Exhibit 4.9 to ICH's Report on Form 10-Q for quarter ended September 30, 1992).

10. Service and employee reimbursement arrangements under which an ICH subsidiary provides administrative services to Consolidat-ed Fidelity Life Insurance Company and/or its subsidiary.

11. The Assignment and Grant of Option executed by Consolidated Fidelity Life Insurance Company and ICH effective as of
     May 21, 1992 (filed as Exhibit 38-1 to Amendment No. 38 to
     Schedule 13D filed by Consolidated National Corporation relating to the Common Stock of ICH).

12. Subordination Agreement dated November 4, 1986, between ICH and Consolidated National Successor Corporation (filed as
     Exhibit 10.33 to ICH's Registration Statement on Form S-3, No.
     33-9455).

            Agreements relating to the Class B Stock

13. Agreement dated October 8, 1984 between ICH and Robert T. Shaw (filed as Exhibit I to Amendment No. 25-1 to the Schedule 13D filed by Consolidated National Successor Corporation and certain affiliates relating to shares of the Common Stock of
     ICH).

                     Agreements relating to
                     Fail - CFSB Corporation

14.  Intercreditor Agreement between Southwestern Life Insurance
     Company and Consolidated Fidelity Life Insurance Company, dated January 25, 1993 (filed as Exhibit 10.25 to ICH's Annual Report on Form 10-K for year ended December 31, 1992).

15.  Letter Agreement between ICH and Consolidated National
     Corporation, dated March 29, 1993 concerning the James
     Fail/CFSB Corporation Profit Participation Interest (filed as
     Exhibit 10.31 to ICH's Annual Report on Form 10-K for the year ended December 31, 1992).

                    Miscellaneous Agreements

16. Letter Agreement between Steven B. Bing, Consolidated National Corporation and ICH (filed as Exhibit 10.24 to ICH's Annual
     Report on Form 10-K for year ended December 31, 1991).

17. Form of Indemnification Agreement with officers and directors of ICH (including Robert T. Shaw and C. Fred Rice) (filed as
     Exhibit 10.22 of ICH's Annual Report on Form 10-K for the year ended December 31, 1989).

                          EXHIBIT NO. 2

                    STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT ("Agreement"), made and entered into as of January 15, 1994, among I.C.H. Corporation, a Delaware corporation (the "Company"), Consolidated National Corporation, a Kentucky Corporation ("CNC"), Consolidated Fidelity Life Insurance Company, a Kentucky life insurance corporation ("CFLIC"), Robert T. Shaw ("RTS"), C. Fred Rice ("CFR") and Stephens Inc., an Arkansas corporation ("Purchaser").

                            RECITALS

     A. CNC desires to sell to Purchaser, and Purchaser desires to purchase from CNC, 4,236,820 shares (the "CNC Shares") of Common Stock, par value $1.00 per share, of the Company (the "Common
Stock").

     B. CFLIC desires to sell to Purchaser, and Purchaser desires to purchase from CFLIC, 220,000 shares of Common Stock (the "CFLIC Shares" and, together with the CNC Shares, the "Shares").

     C. CNC, CFLIC, RTS and CFR are collectively referred to as "Sellers."

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:


                            ARTICLE 1

                   PURCHASE AND SALE OF STOCK

     Upon the terms and subject to the conditions set forth in this Agreement, CNC hereby agrees to sell to Purchaser at the Closing (the "Closing") the CNC Shares, and CFLIC hereby agrees to sell to Purchaser at the Closing the CFLIC Shares, free and clear of all liens, security interests, pledges, charges, claims, options, encumbrances of every kind, escrows, rights of first refusal, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings, adverse claims, and obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money (collec-tively, "Claims"), and Purchaser agrees to purchase the Shares at the price of $5.00 per share for a total purchase price of $22,284,100 at the Closing.


                            ARTICLE 2

                             CLOSING

     2.1 Date and Place of Closing. The Closing for the purchase and sale of the Shares shall be consummated simultaneously and pari passu with the closing of the transactions contemplated by (i) that certain Stock Purchase Agreement, dated January 15, 1994, among Torchmark Corporation, the Sellers and the Company (the "Torchmark Agreement") and (ii) that certain Stock Purchase Agreement, dated January 15, 1994, between the Company and CNC (the "Class B Agreement"), a copy of which is attached hereto as Exhibit A. The Closing shall be consummated at the offices of the Company at 500 North Akard, Suite 1204, Dallas, Texas 75201 at 10:00 a.m. local time on the second business day after all conditions to the Closing in Articles 5 and 6 and under Articles 5 and 6 of the Torchmark Agreement have been satisfied or waived or at such other time, date or place as the parties may agree to in writing. The date of the Closing is referred to herein as the "Closing Date."

     2.2  Deliveries at the Closing.  At the Closing,

          (a)  CNC and CFLIC shall deliver to Purchaser:

               (i) certificates evidencing the Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, and otherwise in proper form to transfer all right, title and interest of CNC and CFLIC free and clear of any Claim in the Shares to Purchaser;

              (ii) legal opinions of counsel for Sellers and the Company specified in Section 6.5; and

             (iii) all certificates and other instruments and documents required to be delivered by Sellers and the Company to Purchaser at or prior to the Closing in connection with this Agreement.

          (b)  Purchaser shall deliver to CNC and CFLIC:

               (i) $21,184,100 in immediately available funds by federal wire transfer to CNC at the account designated in writing by CNC;

              (ii) $1,100,000 in immediately available funds by federal wire transfer to CFLIC at the account designated in writing by CFLIC;

             (iii) the legal opinion of counsel for Purchaser specified in Section 5.5; and

              (iv) all certificates and other instruments and documents required to be delivered by Purchaser to CNC and CFLIC at or prior to the Closing in connection with this Agreement.


                            ARTICLE 3

            REPRESENTATIONS AND WARRANTIES OF SELLERS
                         AND THE COMPANY

     3.1 Representations and Warranties of Sellers. Sellers hereby represent and warrant to Purchaser as follows:

          (a) Organization. Each of CNC and CFLIC is a corpo-ration duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and by the Class B Agreement and the Torchmark Agree-ment (together with this Agreement, collectively the "Transac-tions") with respect to CNC and CFLIC.

          (b) Title to Shares. CNC is the lawful owner of, with good and marketable title to, the CNC Shares. CNC owns the CNC Shares free and clear of all Claims and will transfer to Purchaser good and marketable title to the CNC Shares at the Closing free and clear of all Claims. CFLIC is the lawful owner of, with good and marketable title to, the CFLIC Shares. CFLIC owns the CFLIC Shares free and clear of all Claims and will transfer to Purchaser good and marketable title to the CFLIC Shares at the Closing free and clear of all Claims.

          (c) Authorization and Validity. The execution, delivery and performance by the Company and Sellers of this Agreement and the Class B Agreement, and the consummation of the Transactions by Sellers, have been duly authorized by the Company and Sellers, and no other corporate proceedings on the part of CNC, CFLIC or the Company are necessary to authorize and approve this Agreement and the Transactions by Sellers (except for the approval by the Company's stockholders of the amendments to the Company's certificate of incorporation contemplated by Section 6.12 of this Agreement). This Agreement and the Class B Agreement have been duly executed and delivered by Sellers and the Company and constitute the legal, valid and binding obligations of Sellers and the Company, enforceable against Sellers and the Company in accordance with their respective terms. The board of direc-tors of the Company has (i) authorized and approved the repurchase of its Class B Common Stock, par value $1.00 per share (the "Class B Stock"), by action of its independent directors as required by paragraph 3 of the Agreement between RTS and the Company dated as of October 8, 1984 (the "1984 Agreement") and (ii) has approved this Agreement and the Transactions and any acquisition of any shares of Common Stock pursuant hereto or thereto (including, without limitation, pursuant to any assignment under this Agreement or the Torchmark Agreement) as a "transaction" in which Purchaser may become an "interested stockholder" within the meaning of
     Section 203 of the Delaware General Corporation Law.

          (d) No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the Transactions will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the articles or certificates of incorporation or bylaws of CNC, CFLIC or the Company or their respective subsidiaries or any agreement (including, without limitation, the 1984 Agreement), indenture or other instrument under which the Company or any Seller or their respective subsidiaries or properties is bound or to which any of the Shares are subject, or result in the creation or imposition of any Claim against the Shares or (ii) violate, conflict with or require any consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any Seller or their respective subsidiar-ies or any of their properties, except for filings that may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), federal and state securities laws and state insurance laws and regulations.

          (e) Finder's Fee. Sellers have not incurred any obligation for any finder's, broker's or agent's fee in connection with this Agreement or the Transactions.

          (f) Capitalization. The capitalization of the Company is as follows:

               (i) As of the date of this Agreement, the Company has authorized 200,000,000 shares of Common Stock, $1.00 par value per share (the "Common Stock"), of which 71,593,610 shares are issued, of which 23,766,471 are held in treasury or by subsidiaries, 47,827,139 are issued and outstanding, and 10,787,451 shares are reserved for issuance on exercise of options, warrants or similar rights issued or issuable under the Company's 1990 stock option incentive plan or upon conversion of shares of the Company's Preferred Stock or Class B Stock. All outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable.

             (ii) The Company has authorized 100,000 shares of Class B Stock, all of which are issued and outstanding and owned beneficially and of record by CNC; and the Class B Stock is validly issued, fully paid and nonassessable and not subject to any option, warrant or right of any person or entity. Upon transfer of the Class B Stock to the Company at the Closing of the Class B Agreement, which shall occur simultaneously with the Closing, (A) all such Class B Stock shall convert automatically and immediately into fully paid and nonassessable shares of Common Stock of the Company held in treasury by the Company without the necessity of further action; (B) such Common Stock resulting from the conversion of the Class B Stock will not be subject to reissuance as Class
     B Stock; and (C) the capital stock the Company is authorized to issue shall not include any Class B Stock.

           (iii) The Company has authorized 50,000,000 shares of Series Preferred Stock, without par value (the "Preferred Stock"), of which three series of Preferred Stock are out-standing: (A) the Series 1984-A Preferred Stock, of which 541,563 shares are authorized, issued and outstanding and all of which are owned beneficially and of record by CFLIC; (B) the $1.75 Convertible Exchangeable Preferred Stock, Series 1986-A, 8,000,000 shares of which are authorized and 7,999,880 shares of which are issued and outstanding; and (C) the Series 1987-B Preferred Stock, 140,000 shares of which are autho-rized, issued and outstanding, and all of which are owned beneficially and of record by CFLIC. All outstanding shares of Preferred Stock have been validly issued and are fully paid and nonassessable.

     Except as set forth above, there are no options, warrants or similar rights to acquire from the Company or to require the Company to issue any shares of its capital stock. No out-standing shares of capital stock of the Company were issued in violation of preemptive rights.

          (g) No Misstatements or Omissions. Sellers have delivered to Purchaser copies of the Company's Annual Report of the Company on Form 10-K for the fiscal year ended Decem-ber 31, 1992; the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 1993; Amendment No. 1 to the Quarterly Report on Form 10-Q for the period ended September 30, 1993; and the definitive proxy statement of the Company dated April 28, 1993 (the "Information"). The Information and the representations and warranties of the Sellers set forth in the instruments evidencing the Transac-tions do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or herein or necessary to make the statements therein or herein not misleading (except as a result of the consumma-tion of the Transactions). Subsequent to November 15, 1993 the Company has not filed or been required to file any other report with the Securities and Exchange Commission, other than filings under Section 13(d) of the Securities Exchange Act of 1934, as amended, relating to investments by subsidiaries and filings relating to the Transactions.

          (h)  Affiliate Transactions.  Except as set forth in
     Schedule I to this Agreement, there will be no agreements, arrangements, understandings, commitments or investments in securities in force (other than pursuant to this Agreement and instruments evidencing the Transactions) between the Company and its affiliates (other than the Sellers), on the one hand, and the Sellers and their affiliates (other than the Company and its direct and indirect subsidiaries), on the other hand, as of the Closing Date.

          (i) No CFLIC Holdings. Upon closing of all the transac-tions contemplated by that certain agreement dated June 15, 1993, as amended, among the Company, CNC and CFLIC (the "CFLIC Agreement"), CFLIC will no longer own any shares of the Company's equity securities or any securities exercisable for or convertible into the Company's equity securities, includ-ing, without limitation, the remaining 560,000 shares of the Company's Common Stock which will not be acquired in the Transactions, the Series 1984-A Preferred Stock and the Series 1987-B Preferred Stock. After giving effect to the foregoing transactions (including the Transactions and the transactions under the CFLIC Agreement and the Class B Agreement), Sellers and their respective affiliates will beneficially own in the aggregate no equity securities of the Company other than 1,000,000 shares of Common Stock.

     3.2  Representations and Warranties of the Company.  The
Company hereby represents and warrants to Purchaser as follows:

          (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions with respect to the Company.

          (b) Authorization and Validity. The execution, delivery and performance by the Company of this Agreement and the Class B Agreement, and the consummation of the Transactions by the Company, have been duly authorized by the Company, and no other corporate proceedings on the part of the Company are necessary to authorize and approve this Agreement and the Transactions by the Company (except for the approval by the Company's stockholders of the amendments to the Company's certificate of incorporation contemplated by Section 6.12 of this Agreement). This Agreement and the Class B Agreement have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The board of directors of the Company has (i) authorized and approved the repurchase of its Class B Stock by action of its independent directors as required by paragraph 3 of the 1984 Agreement and (ii) has approved this Agreement and the Transactions and any acquisition of shares of Common Stock pursuant hereto or thereto (including, without limitation, pursuant to any assignment under this Agreement or the Torchmark Agreement) as a "transaction" in which Purchaser may become an "interested stockholder" within the meaning of
     Section 203 of the Delaware General Corporation Law.

          (c) No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the Transactions will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company or its subsidiaries or any agreement (including, without limitation, the 1984 Agreement), indenture or other instrument under which the Company or its subsidiar-ies is bound or to which any of the Shares are subject, or result in the creation or imposition of any Claim against the Shares or (ii) violate, conflict with or require any consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its subsidiaries or any of their respective properties, except for filings that may be required by the HSR Act, federal or state securities laws or state insurance laws or regulations.

          (d) Finder's Fee. The Company has not incurred any obligation for any finder's, broker's or agent's fee in connection with this Agreement or the Transactions.

          (e) Capitalization. As of the date of this Agreement, the capitalization of the Company is as set forth in Section
     3.1(f) of this Agreement.

          (f) No Misstatements or Omissions. The Company has delivered to Purchaser the Information. The Information and the representations and warranties of the Company set forth in the instruments evidencing the Transactions do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or herein or necessary to make the statements therein or herein not misleading (except as a result of the consummation of the Transactions). Subsequent to November 15, 1993 the Company has not filed or been required to file any other report with the Securities and Exchange Commission, other than as set forth in Section 3.1(g).

         (g)  Affiliate Transactions.  Except as set forth in
     Schedule I to this Agreement, there will be no agreements, arrangements, understandings, commitments or investments in securities in force (other than pursuant to this Agreement and instruments evidencing the Transactions) between the Company and its affiliates (other than the Sellers), on the one hand, and the Sellers and their affiliates (other than the Company and its direct and indirect subsidiaries), on the other hand, as of the Closing Date.

         (h) No CFLIC Holdings. Upon closing of all the transac-tions contemplated by the CFLIC Agreement, CFLIC will no longer own any shares of the Company's equity securities or any securities exercisable for or convertible into the Company's equity securities, including, without limitation, the remaining 560,000 shares of the Company's Common Stock which will not be acquired in the Transactions, the Series 1984-A Preferred Stock and the Series 1987-B Preferred Stock. After giving effect to the foregoing transactions (including the Transactions and the transactions under the CFLIC Agree-ment and the Class B Agreement), Sellers and their respective affiliates will beneficially own in the aggregate no equity securities of the Company other than 1,000,000 shares of Common Stock.


                            ARTICLE 4

           REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Sellers and the Company as follows:

     4.1 Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions with respect to Purchaser.

     4.2 Authorization and Validity. The execution, delivery and performance by Purchaser of this Agreement, and the consummation of the Transactions by Purchaser, have been duly authorized by Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize and approve this Agreement and the Transactions by Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

     4.3 No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the Transac-tions by Purchaser will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound or (ii) violate, conflict with or require any filing or consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or any of its properties, except as may be required by the HSR Act, Federal and state securities laws and except for filings or consents that may be required or advisable under state insurance laws and regulations.

     4.4 Finder's Fee. Purchaser has not incurred any obligation for any finder's, broker's or agent's fee in connection with this Agreement or the Transactions.

     4.5 Acquisition for Investment. Purchaser is acquiring the Shares for investment and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Shares. Purchaser agrees that the Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of (i) without registration under the Securities Act of 1933, as amended, except pursuant to an exemption from such registration available under such Act, and (ii) except in accordance with any applicable provisions of state securities laws. Purchaser acknowledges that the certificates representing the Shares will bear a legend referring to these transfer restrictions.

     4.6 No Arrangements with Torchmark; Share Ownership. As of the date hereof, Purchaser is the beneficial owner of 159,800 shares of the Common Stock and 59,400 shares of Preferred Stock, Series 1986-A. Except pursuant to this Agreement or the Transac-tions and conversion rights of such Preferred Stock, Purchaser does not (1) have (a) the right to acquire any voting stock of the Company (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights or otherwise, or (b) the right to vote any voting stock of the Company pursuant to any agreement, arrangement or understanding, or (2) have any agreement, arrangement or under-standing for the purpose of acquiring, holding, or voting of such stock with Torchmark Corporation ("Torchmark") or any other person that beneficially owns, or whose affiliates beneficially own, directly or indirectly, such stock.


                            ARTICLE 5

         CONDITIONS TO THE OBLIGATIONS OF CNC AND CFLIC

     The obligations of CNC and CFLIC under this Agreement with respect to the Closing are subject to the satisfaction or, unless prohibited by law, the waiver by CNC and CFLIC, at or before the Closing, of each of the following conditions:

     5.1 Representations and Warranties. Each of the repre-sentations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date.

     5.2 Performance. Purchaser shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing.

     5.3 Officer's Certificates. Purchaser shall have delivered to Sellers a certificate, dated the Closing Date and executed by an executive officer of Purchaser, certifying its fulfillment of the conditions specified in Sections 5.1 and 5.2. The Company shall have delivered to Sellers a certificate, dated the Closing Date and executed by an executive officer of the Company, certifying as to certain factual matters underlying the Sellers' representations contained in Section 3.1.

     5.4 No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction restraining or prohibiting consummation of any of the Transactions.

     5.5 Opinion of Counsel. The Company, CNC and CFLIC shall have been furnished with the opinions, dated the Closing Date, of David A. Knight, counsel for Purchaser, with respect to the matters set forth in Sections 4.1, 4.2 and 4.3; provided, however, that Mr. Knight shall be entitled to rely on the opinion of Hughes & Luce, L.L.P. with respect to the matters set forth in the second sentence of Section 4.2.

     5.6 HSR Waiting Period and Regulatory Matters. Any applica-ble waiting period under the HSR Act shall have expired or been early terminated and all other required regulatory approvals shall have been obtained. Prior to 5 p.m. Dallas, Texas time on the second full business day following termination of all waiting periods under the HSR Act or receipt by all applicable parties of notices of early termination of such waiting periods, in either case both under this Agreement and under the Torchmark Agreement (such time on such second business day being the "Regulatory Determination Date"), neither CNC nor CFLIC shall have given written notice (the "Section 5.6 Notice") to Purchaser that any regulatory authority having jurisdiction over Purchaser, Sellers, the Company, their respective subsidiaries or affiliates or properties, or the Transactions shall have notified Sellers, Purchaser or the Company that such regulatory authority will, or is reasonably likely to, require Sellers, Purchaser or the Company to make any filing or obtain any consent with respect to the Transac-tions, other than filings under the HSR Act, federal and state securities laws or amendments to previously filed insurance holding company statements; provided, however, that, if within ten days after CNC or CFLIC provides the Section 5.6 Notice, the regulatory authority notifies CNC or CFLIC in writing satisfactory to CNC or CFLIC that such filing shall not be required or such consent need not be obtained, CNC or CFLIC shall notify Purchaser in writing that CNC or CFLIC is withdrawing the Section 5.6 Notice.

     5.7 Closing. Under no circumstances shall the Closing under this Agreement be deemed to have occurred until the closings under the Class B Agreement and the Torchmark Agreement shall simulta-neously occur.


                            ARTICLE 6

           CONDITIONS TO THE OBLIGATIONS OF PURCHASER

     The obligations of Purchaser under this Agreement with respect to the Closing are subject to the satisfaction by the Company and Sellers or, unless prohibited by law, the waiver by Purchaser, at or before the Closing, of each of the conditions set forth below:

     6.1 Representations and Warranties. Each of the repre-sentations and warranties of Sellers and the Company, contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date.

     6.2 Performance. The Company and Sellers shall have performed and complied in all material respects with all agree-ments, obligations and conditions required by this Agreement and the other instruments evidencing the Transactions to be so performed or complied with by them at or prior to the Closing Date.

     6.3 Certificates. Each of Sellers and the Company shall have delivered to Purchaser a certificate, dated the Closing Date and executed by an executive officer of such person or by such individual, as applicable, certifying its fulfillment of the conditions specified in Sections 6.1 and 6.2.

     6.4 Litigation. No action, proceeding, suit or investi-gation, which in the reasonable judgment of Purchaser may prove to be material, shall have been instituted or threatened by any person or entity (public or private) against Purchaser, Sellers and/or the Company to restrain, enjoin or delay the consummation of the transactions contemplated at the Closing or seeking damages or other relief relating to this Agreement or the Transactions, and no order or injunction shall be in effect adversely affecting the Closing.

     6.5 Opinions of Counsel. Purchaser shall have been furnished with the opinions (in form and substance reasonably satisfactory to Purchaser and subject to customary qualifications), dated the Closing Date, of:

          (a) Mr. Phillip E. Allen, Esq., counsel for the Sellers, with respect to the matters set forth in Sections 3.1(a), (b),
     (c), (d) and (f) and, to the best of such counsel's knowledge, Sections 3.1(h) and (i) of this Agreement;

          (b) Mr. Sheryl G. Snyder, Esq., counsel for the Company, with respect to the matters set forth in Sections 3.2(a), (c), and (e) and, to the best of such counsel's knowledge, Sections 3.2(g) and (h) of this Agreement;

          (c)  Akin, Gump, Strauss, Hauer & Feld, counsel for the
     Company, with respect to the matters set forth in Section
     3.2(b) (other than Section 3.2(b)(ii)) of this Agreement; and

          (d) Richards, Layton & Finger, counsel for the Company, with respect to the matters set forth in Section 3.2(b)(ii) of this Agreement.

     6.6 HSR Waiting Period. Any applicable waiting period under the HSR Act shall have expired or been early terminated.

     6.7 Material Adverse Change. There shall not have occurred since the date of the Information any material adverse change in the business and prospects, financial condition, assets, liabili-ties or results of operations of the Company and its subsidiaries, taken as a whole.

     6.8 Regulatory Matters. Prior to the Regulatory Determi-nation Date, Purchaser shall not have given written notice (the "Section 6.8 Notice") to Sellers and the Company that any regulato-ry authority having jurisdiction over Purchaser, Sellers, the Company, any of their respective subsidiaries or affiliates, or the Transactions, has notified Sellers, Purchaser, or the Company that the regulatory authority will, or is reasonably likely to, require Sellers, Purchaser, or the Company to make any filing or obtain any consent with respect to the Transactions, other than filings under the HSR Act, federal and state securities laws or amendments to previously filed insurance holding company statements; provided, however, if, within ten days after Purchaser provides the Section
6.8 Notice to Sellers and the Company, the regulatory authority notifies Purchaser in writing satisfactory to Purchaser that such filing shall not be required or such consent need not be obtained, Purchaser shall notify Sellers and the Company in writing that Purchaser is withdrawing the Section 6.8 Notice.

     6.9 Affiliate Transactions. Except as set forth in Schedule I, all agreements, arrangements, understandings or commitments (other than pursuant to this Agreement and instruments evidencing the Transactions) between the Company and its affiliates (other than the Sellers), on the one hand, and Sellers and their affili-ates (other than the Company and its direct and indirect subsidiar-ies), on the other hand, shall have been canceled and terminated prior to the Closing on terms satisfactory to Purchaser.

     6.10 Independent Contractor and Services Agreements. RTS shall have executed and delivered an Independent Contractor and Services Agreement with the Company (the "RTS Agreement") in the form attached hereto as Exhibit B, and the RTS Agreement shall have been approved by the Board of Directors of the Company and shall be the legal, valid and binding agreement of RTS enforceable against RTS in accordance with its terms. CFR shall have executed and delivered an Independent Contractor and Services Agreement with the Company (the "CFR Agreement") in the form attached hereto as Exhibit C, and the CFR Agreement shall have been approved by the Board of Directors of the Company and shall be the legal, valid and binding agreement of CFR, enforceable against CFR in accordance with its terms.

     6.11 Director Nominees. The Company's board of directors shall have elected Jon E.M. Jacoby or such other qualified person as Purchaser shall designate as a member of the board of directors, effective upon the Closing Date.

     6.12 Certain Amendments. The Company's board of directors shall have approved an amendment to the Company's Restated Certificate of Incorporation acceptable in form and substance to Purchaser eliminating references to the Class B Stock, and shall have directed that the amendment be submitted to the stockholders of the Company at the next annual meeting of the Company's stockholders. The Company's board of directors shall have amended
Article III, Section 1 of the Company's bylaws to eliminate the requirement that the number of directors be an integral multiple of four.

     6.13 Closing. Under no circumstances shall the Closingunder this Agreement be deemed to have occurred until the closings under the Class B Agreement and the Torchmark Agreement shall simulta-neously occur.


                            ARTICLE 7

                       REGISTRATION RIGHTS

     7.1 Definitions. As used in this Article 7, the following terms have the meanings indicated.

          "Commission" means the Securities and Exchange Commission or any other agency at the time administering the Securities Act.

          "Excepted Stock" means shares of Common Stock subject to the secondary registration rights granted in the Agreements among the Company and one or more of the Sellers and (i) John Franco, dated November 18, 1991, and (ii) Steven Bing, dated February 7, 1992.

          "Person" will be broadly construed to include any individual, entity, corporation, partnership, joint venture, association, joint stock company, trust, or unincorporated organization.

          "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules promulgated thereunder, and the declaration or ordering of the effectiveness of such registra-tion statement.

          "Registrable Common Stock" means the Shares acquired pursuant to this Agreement and any securities issued in respect of the Shares.

          "Registrant" means the Company or its successor by merger, consolidation, share exchange, sale of all or substantially all of its assets, or similar transaction.

     7.2 Piggy-Back Rights. If the Registrant proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock, other than a registration statement on Form S-4, Form S-8, or Form S-3 solely in tandem with Form S-8 then the Registrant will give written notice of such proposed filing to Purchaser at least 10 business days before the anticipated filing date. Such notice will offer to Purchaser the opportunity to include in such registration statement the number of shares of Registrable Common Stock owned by Purchaser as Purchaser may request. Within 10 business days of receipt of such notice, Purchaser will notify the Registrant in writing as to the number of shares of Registrable Common Stock to be included in the registra-tion statement. The Registrant will include the shares of Registrable Common Stock set forth in Purchaser's notice in the proposed registration statement and will cause the managing underwriter or underwriters, if any, of any proposed underwritten offering to be described in such registration statement to permit Purchaser to include such shares of Registrable Common Stock in any such underwritten offering on the same terms and conditions as any other Common Stock included therein other than the Excepted Stock. Notwithstanding the foregoing, if the managing underwriter or underwriters of any underwritten offering advise the Registrant in writing (and deliver a copy thereof to Purchaser) that the total amount of Common Stock that Purchaser intends to include in such underwritten offering would (x) make it impractical to conduct such underwritten offering of the Common Stock being registered at the price at which such Common Stock could be sold without such inclusion or (y) materially interfere with the success of the offering by the Registrant, then the Registrable Common Stock to be offered for the account of Purchaser will, together with the Common Stock to be offered by Persons other than the Registrant other than the Excepted Stock, be reduced or eliminated by the managing underwriter or underwriters, if any, such reduction to first eliminate shares of Common Stock being registered by Sellers or executive officers or directors of the Company, then eliminate shares of other Persons pro rata based on the number of shares of Common Stock or Registrable Common Stock proposed to be included in the registration statement by such Persons (other than such Sellers or executive officers and directors of the Registrant and other than the Excepted Stock), including Purchaser. Notwithstanding anything to the contrary in this Section 7.2, the Registrant may, in its sole discretion and without the consent of Purchaser, postpone the filing or effectiveness of such registration statement or withdraw any such registration statement and abandon any such proposed offering.

     7.3 Demand Rights. If Purchaser delivers a written request to the Registrant to file a registration statement under the Securities Act with respect to all or a portion of the Registrable Common Stock, then the Registrant will, promptly after receipt of such notice, use its reasonable best efforts to file such registra-tion statement with respect to such Registrable Common Stock and cause it to be declared effective by the Commission so as to permit or facilitate the sale or distribution of all or such portion of the Registrable Common Stock as are specified in such request; provided, that Registrant will have the right in its sole discre-tion to postpone the filing of such a registration statement for a period of up to 90 days from the date of its receipt of a request pursuant to this Section 7.3 if, in the good faith judgment of the members of the board of directors, the best interests of the Registrant would be best served by such a delay. Purchaser will have the right to have one such registration effected under this
Section 7.3. The written request received by the Registrant from Purchaser will be deemed to include an undertaking from Purchaser to (a) cooperate with the Registrant in connection with such registration, (b) furnish the Registrant with all such information in connection therewith as may be required by the Commission, and
(c) take all such action as may be reasonably requested by the Registrant in order to permit the Registrant to comply with all applicable requirements of the Securities Act and the Commission and to obtain acceleration of the effective date of the registra-tion statement.

     7.4 Form S-3 Registrations. In addition to the registration rights provided in Section 7.2 and 7.3, if at any time the Company is eligible to use Form S-3 (or any successor form) for registra-tion of secondary sales of Common Stock, Purchaser may request in writing that the Company register shares of Registrable Common Stock on such form; provided, however, that any such request for registration shall be for a minimum of 250,000 shares of Registra-ble Common Stock. Thereupon the Company will, as soon as practica-ble, use its reasonable best efforts to effect the registration on Form S-3 of all Registrable Common Stock that the Company has so been requested to register by Purchaser for sale; provided, that Registrant will have the right in its sole discretion to postpone the filing of such a registration statement for a period of up to 90 days from the date of its receipt of a request pursuant to this
Section 7.4 if, in the good faith judgment of the members of the board of directors, the best interests of the Registrant would be best served by such a delay.

     7.5 Registration Procedures. Whenever the Registrant is required to use its reasonable best efforts to effect the registra-tion of any Registrable Common Stock, the Registrant will as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to the Registrable Common Stock and use its reasonable best efforts to cause such registration statement to become and remain effective for the period set forth in Section 7.5(b) and promptly notify Purchaser: (i) when such registration statement becomes effective; (ii) when a post-effective amendment to such registration statement becomes effective; and (iii) of any request by the Commission for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement for a period of not less than 90 days after the effective date of such registration statement to the extent necessary to permit the completion of the sale or distribution of the Registrable Common Stock within such period, provided, that if the Registrant takes any action with respect to the acquisition of the stock or assets of any business entity that would require the Registrant to amend any prospectus included in a registration statement that becomes effective under the provisions of Section 7.3 or 7.4 by including financial statements that conform to the requirements of Regulation S-X promulgated by the Commission, Purchaser will suspend the offering or sale of the Registrable Common Stock for a period not to exceed 45 days so that the Registrant may prepare such financial statements (which the Registrant will prepare as promptly as possible) and the 90-day period referred to above in this Section 7.5(b) will be extended for a period equivalent to such delay;

         (c) furnish to Purchaser, prior to filing a registration statement, copies of such registration statement as proposed to be filed and thereafter, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each prelimi-nary prospectus), and such other documents as Purchaser may reasonably request in order to facilitate the disposition of the Registrable Common Stock being offered by Purchaser;

         (d) use reasonable best efforts to register or qualify, not later than the effective date of any filed registration statement the Registrable Common Stock covered by such registration statement under the securities or blue sky laws of such jurisdic-tions as Purchaser reasonably requests; provided, that the Registrant will not be required to (i) qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction or take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Common Stock covered by the registration statement;

          (e) use its reasonable best efforts to cause the Registrable Common Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Registrant to enable Purchaser to consummate the disposition of such Registrable Common Stock;

          (f) during the period when the registration statement is required to be effective, notify Purchaser of the happening of any event as a result of which the prospectus included in the registra-tion statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and Registrant will prepare a supplement or amendment to such prospec-tus so that, as thereafter delivered to the purchasers of such Registrable Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the state-ments therein not misleading;

          (g) in the event that such sale is pursuant to an underwritten offering, enter into an underwriting agreement containing customary terms;

          (h) in the event such sale is pursuant to an under-written offering, use its reasonable best efforts to obtain a "cold comfort letter" from the independent public accountants for the Registrant in customary form and covering such matters of the type customarily covered by "cold comfort letters"; and

          (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

     7.6 Purchaser Cooperation. In connection with each registra-tion effected pursuant to this Article 7, Purchaser agrees:

          (a) to timely furnish the Registrant with such informa-tion regarding Purchaser and the proposed sale and distribution of the Common Stock as the Registrant may reasonably request;

          (b) to execute and perform its obligations under any underwriting agreement with customary terms and conditions acceptable to Purchaser entered into by the Company in connection with the registered offering; and

          (c) during any period during which the Registrant is required to prepare an amendment or supplement to any registration statement or prospectus, to suspend offers and sales pursuant thereto until such amendment or supplement becomes effective.

     7.7 Expenses. The Registrant will bear all expenses of any registration effected pursuant to this Article 7, except that Purchaser will pay (a) underwriting discounts and commissions with respect to any shares sold by Purchaser, (b) fees and expenses of Purchaser's counsel and (c) blue sky filing and legal fees related to states in which registration or qualification is undertaken solely as a result of Purchaser's request.

     7.8  Indemnification and Contribution.

          (a) In the case of any offering registered pursuant to this Article 7, the Registrant agrees to indemnify and hold Purchaser, each underwriter of Registrable Common Stock under such registration and each Person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, harmless against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, promptly upon request, for any legal or other expenses reasonably incurred by them in connection with investigat-ing any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such Registrable Common Stock, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospec-tus (as amended or supplemented if the Registrant shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented if the Registrant shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnifica-tion agreement contained in this Section 7.8(a) shall not apply to such losses, claims, damages, liabilities or actions that shall arise from the sale of Registrable Common Stock if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement, or any such omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Registrant by Purchaser or any such underwriter specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto.

          (b) In the case of each offering registered pursuant to this Article 7, Purchaser and each underwriter participating therein shall agree in the same manner and to the same extent as set forth in Section 7.8(a) hereof severally to indemnify and hold harmless the Registrant, and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act, and the directors and officer of the Registrant with respect to any statement in or omission from such registration statement or any preliminary prospectus (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Registrant by Purchaser or such underwriter, respectively, specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any such amendment or supplement.

         (c) Each party indemnified under Section 7.8(a) or (b) hereof shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemni-fied party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in Section 7.8(a) or (b), unless and to the extent the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and the indemnifying party shall not be liable to such indemnified party under Section 7.8(a) or (b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless such indemni-fied party reasonably objects to such assumption on the grounds that there may be defenses to it which are different from or in addition to such indemnifying party, in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel).

          (d)  If the indemnification provided for in this Section
7.8 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party under any paragraph of this Section 7.8, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such indemnified party on the one hand and the indemnifying parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnified party and the indemnifying parties shall be deter-mined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by such parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 7.8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consider-ations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending or settling any such action or claim.

     7.9 Certain Limitations on Registration Rights. Notwith-standing the other provisions of Article 7, the Company shall not be obligated to register shares of Purchaser if, in the opinion of counsel to the Company reasonably satisfactory to Purchaser and its counsel, the sale or other disposition of Purchaser's shares, in the manner proposed by Purchaser, may be effected without register-ing such shares under the Securities Act.


                            ARTICLE 8

                          MISCELLANEOUS

     8.1 HSR Act; Regulatory Filings. As soon as practicable, the parties hereto shall make any and all filings as may be required under the HSR Act in connection with this Agreement and the Transactions and shall request early termination of the waiting period under the HSR Act. Each party shall furnish to all other parties such information and assistance as any other party or parties may reasonably request in connection with the preparation of such filings.

     8.2  Covenant to Satisfy Conditions.  Each party to this
Agreement shall use its respective reasonable best efforts to satisfy the conditions set forth herein to the Closing insofar as such matters are within its control.

     8.3 Public Announcements. The parties hereto will mutually consent (subject to any party's obligations to make disclosures pursuant to applicable securities laws or stock exchange rules) to the terms of any press release or any public statements with respect to this Agreement or the Transactions prior to issuance.

     8.4 Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accoun-tants, investment bankers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     8.5 Headings. The section headings herein are for conve-nience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     8.6 Notices. All notices or other communications required or permitted hereunder shall be given in writing and shall be deemed sufficient if delivered by hand or telecopied or mailed by registered or certified mail, postage prepaid (return receipt requested), as follows:

               If to the Company:

                    I.C.H. Corporation
                    500 North Akard, Suite 1204
                    Dallas, Texas 75201
                    Telecopy No. (214) 954-7345
                    Attention:  Robert L. Beisenherz

               With a copy to:

                    I.C.H. Corporation
                    100 Mallard Creek Road, Suite 400
                    Louisville, Kentucky 40257
                    Telecopy No. (502) 894-2149
                    Attention:  Sheryl G. Snyder

               If to RTS:

                    Robert T. Shaw
                    784 Harrington Lake Drive North
                    Venice, Florida 34293
                    Telecopy No. (813) 492-9596

               With a copy to:

                    Weil, Gotshal & Manges
                    901 Main Street, Suite 4100
                    Dallas, Texas  75202
                    Telecopy No. (214) 746-7777
                    Attention:  Thomas A. Roberts

               If to CFR:

                    C. Fred Rice
                    4213 Snowberry Lane
                    Naples, Florida 33999
                    Telecopy No. (813) 597-9476

               With a copy to:

                    Weil, Gotshal & Manges
                    901 Main Street, Suite 4100
                    Dallas, Texas  75202
                    Telecopy No. (214) 746-7777
                    Attention:  Thomas A. Roberts

               If to CNC:

                    Consolidated National Corporation
                    4211 Norbourne Boulevard
                    Louisville, Kentucky 40207
                    Telecopy No. (502) 897-6470
                    Attention:  President and General Counsel

               If to CFLIC:

                    Consolidated Fidelity Life Insurance Company
                    4211 Norbourne Boulevard
                    Louisville, Kentucky 40207
                    Telecopy No. (502) 897-6470
                    Attention:  President and General Counsel

               If to Purchaser:

                    Stephens Inc.
                    111 Center Street
                    Little Rock, Arkansas  72201
                    Telecopy No.  (501) 377-2677
                    Attention: David A. Knight

or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or telecopied or three days after the date so mailed; provided, however, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

     8.7 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties except that Purchaser may assign its rights and delegate its duties hereunder without further recourse or liability to Purchaser to a credit worthy person or entity reasonably acceptable to the Company which will execute a written instrument assuming such duties.

     8.8 Entire Agreement. This Agreement and those instruments evidencing the Transactions embody the entire agreement and understanding of the parties with respect to this Agreement and the Transactions and supersede all prior written or oral and contempo-raneous oral commitments, arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to this Agreement or the Transactions other than those expressly set forth in this Agreement.

     8.9 Modifications, Amendments and Waivers. At any time prior to the Closing, to the extent permitted by law, (i) the parties hereto may, by written agreement executed by all parties, modify, amend or supplement any term or provision of this Agreement and
(ii) any term or provision of this Agreement may be waived in writing by the party or parties entitled to the benefits thereof.

     8.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which together shall be considered one and the same agreement and each of which shall be deemed an original.

     8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS (REGARDLESS OF THE LAWS THAT MIGHT BY APPLICABLE UNDER PRINCIPLES OF CONFLICTS OF LAW) AS TO ALL MATTERS, INCLUDING BUT NOT LIMITED TO MATTERS OF VALIDITY, CONSTRUCTION, EFFECT AND PERFORMANCE.

     8.12 Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforce-able, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect. The Class B Stock will be automatically canceled when it is transferred as contemplated pursuant to the Transactions. Therefore, notwithstanding any other provision of this Agreement, Sellers, the Company and Purchaser agree that any and all provisions which may require the Class B Stock to be transferred are not severable from any other provision of this Agreement.

     8.13 Specific Performance. The parties hereto recognize that any breach of the terms of this Agreement may give rise to irreparable harm for which money damages would not be an adequate remedy, and accordingly agree that, in addition to other remedies, any non-breaching party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy as a remedy of money damages.

     The Class B Stock will be automatically canceled when it is transferred as contemplated pursuant to the Transactions. Therefore, notwithstanding any other provision of this Agreement, Sellers, the Company and Purchaser agree that no party shall be entitled to specific performance of any provision of this Agreement unless the Closing and the closings of both the Class B Agreement and the Torchmark Agreement shall have simultaneously occurred.

     8.14 Certain Amendments and Actions. The Company agrees to use its reasonable best efforts (including recommending approval to its stockholders) to cause to be filed as soon as possible an amendment to its certificate of incorporation acceptable in form and substance to Purchaser eliminating references to the Class B Stock. Prior to the Closing Date, the Company will cause Article III, Section 1 of its bylaws to be amended to eliminate the requirement that the number of directors be an integral multiple of four. The Sellers and the Company covenant and agree that the closing of the transactions contemplated by the CFLIC Agreement shall occur on or before May 30, 1994, and the transactions contemplated thereby shall be consummated on substantially the same economic terms as set forth in the CFLIC Agreement. The Company agrees and covenants that it will not reduce the number of shares of voting securities outstanding prior to the Closing Date. Pursuant to the CFLIC Agreement, all shares of the Company's equity securities and any securities exercisable for or convertible into the Company's equity securities that are owned by CFLIC (other than 440,000 shares of the Company's Common Stock to be purchased pursuant to the Transactions), including, without limitation, the remaining 560,000 shares of the Company's Common Stock which are not being acquired in the Transactions, the Series 1984-A Preferred Stock and the Series 1987-B Preferred Stock shall be transferred by CFLIC either as part of the termination of certain reinsurance agreements or as consideration for the mandatory redemption of shares of CFLIC preferred stock held by the Company.

     8.15 Nominations. The Company covenants and agrees that so long as Purchaser owns at least five percent of the issued and outstanding shares of Common Stock of the Company or any successor corporations (subject to appropriate adjustment for stock splits, stock dividends or similar events), it will cause one person designated by Purchaser to be nominated for election as a director of the Company and will use its best efforts to secure election of such person as a director.

     8.16 Survival of Representations. The representations and warranties set forth in this Agreement shall survive any Closing and shall not be affected by any investigation by any party to which such representation or warranty is made.

     8.17 Termination. This Agreement may be terminated at any time prior to the Closing Date (a) by mutual consent of Purchaser, the Company and Sellers, (b) by Purchaser, if the conditions set forth in Article 6 have not been complied with or performed in any respect and such noncompliance or nonperformance has not been cured or eliminated (or by its nature cannot be cured or eliminated) by Sellers and the Company on or before March 15, 1994; or (c) by Sellers or the Company, if the conditions set forth in Article 5 have not been complied with or performed in any respect and such noncompliance or nonperformance has not been cured or eliminated (or by its nature cannot be cured or eliminated) by Purchaser on or before March 15, 1994. In the event of the termination of this Agreement pursuant to Section 8.17, this Agreement will thereafter become void and have no effect, and no party will have any liability to any other parties or their stockholders or directors or officers in respect thereof, except insofar as such liability may be attributable to willful breach of this Agreement. Sections
8.3 through 8.14 and 8.16 will survive the termination of this Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                  CONSOLIDATED NATIONAL CORPORATION



                                     /s/  Robert T. Shaw
                                  By:_____________________________________
                                  Name:  Robert T. Shaw
                                  Title: President and Treasurer


                                  CONSOLIDATED FIDELITY LIFE INSURANCE
                                    COMPANY


                                     /s/  Gerald J. Kohout
                                  By:_____________________________________
                                  Name:  Gerald J. Kohout
                                  Title: President


                                  I.C.H. CORPORATION


                                     /s/  Robert L. Beisenherz
                                  By:_____________________________________
                                  Name:  Robert L. Beisenherz
                                  Title: President and Chief Executive
                                         Officer


                                  /s/  Robert T. Shaw
                                  ________________________________________
                                  ROBERT T. SHAW


                                  /s/  C. Fred Rice
                                  ________________________________________
                                  C. FRED RICE


                                  STEPHENS INC.


                                     /s/  David A. Knight
                                  By:_____________________________________
                                  Name:  David A Knight
                                  Title: Senior Vice President

                   EXHIBIT A TO EXHIBIT NO. 2

                    STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT ("Agreement"), made and entered into as of January __, 1994, among Consolidated National Corporation,a
Kentucky corporation ("CNC"), and I.C.H. Corporation, a Delaware corporation ("Purchaser").

                            RECITALS

     A. CNC owns 100,000 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock"), of the Purchaser.

     B. CNC desires to sell to Purchaser, and Purchaser desires to purchase from CNC, the Class B Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:


                            ARTICLE 1

                   PURCHASE AND SALE OF STOCK

     1.1 Purchase and Sale of Stock. Upon the terms and subject to the conditions set forth in this Agreement, CNC hereby agrees to sell to Purchaser, simultaneous with the closings of those certain Stock Purchase Agreements among CNC, Purchaser, Consolidated Fidelity Life Insurance Company, Robert T. Shaw, C. Fred Rice and, respectively, Torchmark Corporation and Stephens, Inc. (collective-ly the "Torchmark and Stephens Agreements"), the Class B Stock, free and clear of all liens, security interests, pledges, charges, claims, options, encumbrances of every kind, escrows, rights of first refusal, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings and obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money (collec-tively, "Claims"), and Purchaser agrees to purchase the Class B Stock at the price of $5.00 per share for a total purchase price of $500,000.


                            ARTICLE 2

                             CLOSING

     2.1 Date and Place of Closing. Subject to satisfaction of the conditions to the closing of this Agreement (the "Closing") set forth in Articles 5 and 6, the Closing for the purchase and sale of the Class B Stock shall be consummated at the offices of the Purchaser at 500 North Akard, Suite 1204, Dallas, Texas 75201 (the "Purchaser Offices"), simultaneously with the closings of both the Torchmark and Stephens Agreements.

     2.2  Deliveries at the Closing.  At the Closing,

          (a)  CNC shall deliver to Purchaser

                (i)  certificates evidencing the Class B
          Stock, duly endorsed in blank or accompanied by stock powers duly executed in blank, and otherwise in proper form to transfer all right, title and interest of CNC in the Class B Stock to Purchaser;

               (ii)  the legal opinion of counsel for CNC
          specified in Section 6.5 hereof; and

              (iii)  all certificates and other instruments
          and documents required to be delivered by CNC to Purchaser at or prior to the Closing in connection with this Agreement.

          (b)  Purchaser shall deliver to CNC

                (i)  $500,000 in immediately available funds
          by federal wire transfer to CNC at ____________
          (the "CNC Account");

               (ii) the legal opinion of counsel for Purchas-er specified in Section 5.5 hereof; and

              (iii)  all certificates and other instruments
          and documents required to be delivered by Purchaser to CNC at or prior to the Closing in connection with this Agreement.


                            ARTICLE 3

              REPRESENTATIONS AND WARRANTIES OF CNC

     CNC hereby represents and warrants to Purchaser as follows:

     3.1 Organization. CNC is a corporation duly organized, validly existing and in good standing under the laws of the State of Kentucky, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transac-tions contemplated hereby.

     3.2 Title to Class B Stock. CNC is the lawful owner of, with good and marketable title to, the Class B Stock. Subject to the terms of that certain agreement between the Purchaser and Shaw dated October 8, 1984, CNC owns the Class B Stock free and clear of all Claims and, will transfer to Purchaser good and marketable title to the Class B Stock at the Closing free and clear of all Claims.

     3.3 Authorization and Validity. The execution, delivery and performance by CNC of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by CNC, and no other corporate proceedings on the part of CNC, and no other actions by Shaw or Rice, are necessary to authorize and approve this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by CNC and consti-tutes the legal, valid and binding obligation of CNC, enforceable against CNC in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     3.4 No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the transac-tions contemplated hereby will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of CNC or any agreement, indenture or other instrument under which CNC is bound or to which any of the Class B Stock are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any of the Class B Stock or
(ii) violate, conflict with or require any consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over CNC or any of its properties except as may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") or such filings as may be required by applicable federal or state securities laws or state insurance laws or regulations as a result of the transactions contemplated hereby.

     3.5 Upon completion of the Closing, CNC shall cease to have Beneficial Ownership of the Class B Stock within the meaning of Article Four, section A2 of the Restated Certificate of Incorpora-tion of the Purchaser.

     3.6 Finder's Fee. CNC has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.


                           ARTICLE 4

           REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to CNC as follows:

     4.1 Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transac-tions contemplated hereby.

     4.2 Authorization and Validity. The execution, delivery and performance by Purchaser of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize and approve this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     4.3 No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the transac-tions contemplated hereby will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound or (ii) violate, conflict with or require any consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or any of its properties except as may be required by the HSR Act or such filings as may be required by applicable federal or state securi-ties laws and state insurance laws or regulations as a result of the transactions contemplated hereby.

     4.4 Finder's Fee. Purchaser has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

     4.5 Acquisition for Investment. Purchaser is acquiring the Class B Stock not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Class B Stock. Purchaser acknowledges that the Class B Stock converts into Common Stock upon its transfer to Purchaser, and Purchaser agrees that said Common Stock may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of (i) without registration under the Securities Act of 1933, as amended, except pursuant to an exemption from such registration available under such Act, and (ii) except in accor-dance with any applicable provisions of state securities laws. Purchaser acknowledges that the certificates representing the Class B Stock shall be canceled immediately after the Closing.


                            ARTICLE 5

              CONDITIONS TO THE OBLIGATIONS OF CNC

     The obligations of CNC under this Agreement are subject to the satisfaction or, unless prohibited by law, the waiver by CNC, at or before the Closing, of each of the following conditions:

     5.1 Representations and Warranties. Each of the representa-tions and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representa-tions and warranties were made at and as of such date.

     5.2 Performance. Purchaser shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing.

     5.3 Officer's Certificates. Purchaser shall have delivered to CNC a certificate, dated the Closing Date and executed by the President or Vice President of Purchaser, as applicable, certifying its fulfillment of the conditions specified in Sections 5.1 and 5.2 hereof.

     5.4 No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction restraining or prohibiting consummation of any of the transactions contemplated hereby.

     5.5 Closing. All conditions to closing the Torchmark and Stephens Agreements shall have been satisfied or waived.

     5.6 Opinions of Counsel. CNC shall have been furnished with the opinion, dated the Closing Date, of Mr. Sheryl G. Snyder, counsel for Purchaser, with respect to the matters set forth in Sections 4.1, 4.2 and 4.3 hereof.


                           ARTICLE 6

           CONDITIONS TO THE OBLIGATIONS OF PURCHASER

     The obligations of Purchaser under this Agreement are subject to the satisfaction or, unless prohibited by law, the waiver by Purchaser, at or before the Closing, of each of the conditions set forth below:

     6.1 Representations and Warranties. Each of the representa-tions and warranties of CNC, contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date.

     6.2 Services Agreement. Shaw shall have executed the Independent Contractor and Services Agreement attached hereto, Rice shall have executed both the Employment Agreement and Independent Contractor and Services Agreement attached hereto, and that certain Management and Consulting Agreement dated December 27, 1984 among CNC (formerly Consolidated National Successor Corporation) and Purchaser shall have been terminated.

     6.3 Performance. CNC shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing.

     6.4 Officer's Certificates. CNC shall have delivered to Purchaser a certificate, dated the Closing Date and executed by the President or Vice President of CNC certifying its fulfillment of the conditions specified in Sections 6.1 and 6.2 hereof.

     6.5 No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction restraining or prohibiting consummation of any of the transactions contemplated hereby.

     6.6 Opinions of Counsel. Purchaser shall have been furnished with the opinions, dated the Closing Date, of Mr. Phillip E. Allen, counsel for CNC, with respect to the matters set forth in Sections 3.1, 3.2, 3.3, 3.4 and 3.5 hereof, and Weil, Gotshal and Manges as to the matters set forth in Section 3.5 hereof.


                            ARTICLE 7

                          MISCELLANEOUS

     7.1  Covenant to Satisfy Conditions.  Each party to this
Agreement shall use its respective best efforts to satisfy the conditions set forth herein to the Closing insofar as such matters are within their respective control.

     7.2 Public Announcements. The parties hereto will consult with each other party before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby.

     7.3 Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accoun-tants, investment bankers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     7.4 Headings. The section headings herein are for conve-nience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     7.5 Notices. All notices or other communications required or permitted hereunder shall be given in writing and shall be deemed sufficient if delivered by hand or mailed by registered or certified mail, postage prepaid (return receipt requested), as follows:

               If to CNC:

                   Consolidated National Corporation
                   4211 Norbourne Blvd.
                   Louisville, Kentucky  40207
                   Attention: Robert T. Shaw

               With a copy to:

                    Weil, Gotshal & Manges
                    901 Main Street
                    Suite 4100
                    Dallas, Texas  75202

               If to Purchaser:

                    I.C.H. Corporation
                    500 North Akard
                    Suite 1204
                    Dallas, Texas  75201
                    Attention: R. L. Beisenherz

                With a copy to:

                    I.C.H. Corporation
                    100 Mallard Creek Road
                    Louisville, Kentucky  40257
                    Attention: General Counsel

or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or three days after the date so mailed; provided, however, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

     7.6 Assignment and Termination. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties. In the event Purchaser acknowledges in writing to CNC that the Torchmark and Stephens Agreements have been validly terminated, either party may terminate this Agreement by written notice to the other party to this Agreement.

     7.7 Entire Agreement. This Agreement (including the Exhibits hereto) embodies the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior written or oral commitments, arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly set forth herein.

     7.8 Modifications, Amendments and Waivers. At any time prior to the Closing, to the extent permitted by law, (i) the parties hereto may, by written agreement executed by all parties, modify, amend or supplement any term or provision of this Agreement and
(ii) any term or provision of this Agreement may be waived in writing by the party or parties entitled to the benefits thereof.

     7.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which together shall be considered one and the same agreement and each of which shall be deemed an original.

     7.10 Governing Law. This Agreement shall be governed by the laws of the State of Delaware (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

     7.11 Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforce-able, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

     7.12 Specific Performance. The parties hereto recognize that any breach of the terms of this Agreement may give rise to irreparable harm for which money damages would not be an adequate remedy, and accordingly agree that, in addition to other remedies, any non-breaching party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy as a remedy of money damages.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              CONSOLIDATED NATIONAL CORPORATION



                              By:________________________________
                              Name:  Robert T. Shaw
                              Title: Chairman of the Board


                              I.C.H. CORPORATION



                              By:________________________________
                              Name:  Robert L. Beisenherz
                              Title: Chairman of the Board

                   EXHIBIT B TO EXHIBIT NO. 2

          INDEPENDENT CONTRACTOR AND SERVICES AGREEMENT

     This Independent Contractor and Services Agreement (this
"Agreement") is made and entered into as of January ___, 1994, by and between I.C.H. Corporation, a Delaware corporation (the
"Company"), and Robert T. Shaw ("Shaw").

     IN CONSIDERATION of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Shaw hereby agree as follows:

     1. Retention. The Company hereby agrees to retain Shaw to perform, and Shaw hereby agrees to perform, the services described in Section 6 hereof.

     2. Compensation. In consideration of past services rendered by Shaw to the Company prior to the date hereof, the Company is paying to Shaw, concurrently with the execution and delivery of this Agreement, $1,222,000 cash. In consideration of the services to be performed by Shaw hereunder, the Company agrees to pay to Shaw an annual fee, payable in cash as follows: $800,000 for each of the first through fifth years of this Agreement; $575,000 for the sixth year of this Agreement; and $75,000 for each of the seventh through tenth years of this Agreement (with such fee for the first year being due upon the execution and delivery of this Agreement and such fee for each ensuing year being due on the first business day of each such year). Unless required by law or regulation, the Company shall not withhold any amounts, for taxes or otherwise, from any payments made to Shaw pursuant to this
Section 2.

     3. Reimbursement of Expenses. The Company shall reimburse Shaw promptly for all reasonable out-of-pocket expenses incurred by Shaw in connection with (i) any business opportunities identified by Shaw and pursued by the Company, and (ii) any services provided at the Company's request, it being understood that any such expenses shall be reimbursed in accordance with the Company's expense reimbursement policies for senior executives, as such policies may be amended from time to time.

     4. Benefits. During the term of this Agreement, the Company shall provide to Shaw those employee benefits available from time to time to the Company's senior executive officers (including life and health insurance), other than awards made pursuant to stock option, bonus or other compensation plans; provided that the Company shall not be obligated to afford Shaw coverage under any benefit plan if such coverage would be in violation of the terms of the plan or applicable law. Shaw's present spouse and present dependents shall also be afforded such benefits during the term of this Agreement; provided that (i) such coverage is not in violation of the terms of the subject benefit plan or applicable law and (ii) one or more of the cash payments provided for in Section 2 are reduced, or the Company receives cash payments from Shaw, in such amounts as are mutually agreed to by Shaw and the Chief Executive Officer of the Company as the value of such coverage. The Company agrees that Shaw is immediately and fully vested under all existing employee benefit plans which are applicable to Shaw. In addition, with respect to vesting requirements under any future employee benefit plans applicable to Shaw hereunder, Shaw will receive service credit for all years during which Shaw has been an executive officer or director of the Company and all years during which Shaw has performed services under this Agreement. Following termination of this Agreement, (i) Shaw shall be entitled to all retirement benefits afforded retired senior executive officers of the Company, (ii) Shaw and his present wife and present dependents shall be permitted, for as long as they live, to continue the full amount of any Company health insurance coverage in effect at the time this Agreement is terminated, and (iii) Shaw shall be permitted to continue his term life insurance coverage in the face amount of not less than one million dollars. Notwithstanding the foregoing, the Company shall not be obligated to provide Shaw with the health and life insurance coverage described in the preceding sentence unless (i) such coverage can be obtained by the Company through reasonable efforts and (ii) Shaw reimburses the Company, as billed, for all costs and expenses incurred by it in providing such coverage.

     5. Support Services. During the term of this Agreement, the Company will provide Shaw office space and secretarial support on terms to be mutually agreed upon by Shaw and the Chief Executive Officer of the Company, it being understood that all costs and expenses incurred by the Company in providing office space (other than the office space presently provided to Shaw by the Company for as long as the Company shall maintain offices in that location) and secretarial services shall be deducted from the payments to Shaw provided in Section 2.

     6. Services to Be Performed. During the term of this Agreement, Shaw will attempt to identify business opportunities in the insurance industry which, in the judgment of Shaw, may be suitable for the Company and will notify the Company of any opportunities so identified. If the Company does not elect to pursue an opportunity so identified by Shaw within 30 days of such notice, then Shaw shall be free to capitalize on such opportunity as he may elect in his sole discretion. Without limiting the foregoing, Shaw may capitalize on any such opportunity which the Company does not elect to pursue by developing such opportunity (by himself or with others), through investment or otherwise, and/or by transferring such opportunity to others (with or without consider-ation paid to Shaw in connection with such transfer). Shaw also will make himself available during the term of this Agreement to consult with the Company regarding such other matters as the Company may reasonably request. On each anniversary date of this Agreement, the Company will review Shaw's performance of services hereunder during the immediately preceding year and may issue to Shaw, in respect of such services, such number of warrants to acquire common stock of the Company as the Company may determine in its sole discretion. The terms and conditions of any such warrants shall be determined by the Company in its sole discretion.

     7. Limitation on Employment. During the term of the Agreement, absent the consent of the Company (which will not be unreasonably withheld), Shaw may not serve as an officer, director, or employee of any insurance company (other than Consolidated
Fidelity Life Insurance Company and/or its affiliates).

     8. Nature of Relationship. It is agreed and understood that Shaw is associated with the Company only for the purposes and to the extent set forth herein and that Shaw's relationship to the Company shall, during the period or periods of Shaw's association and his performance of services hereunder, be that of an indepen-dent contractor. Although there shall be no minimum number of hours required to be spent by Shaw in the performance of such services, Shaw will make himself available at reasonable times to perform the services hereunder and to consult with the Company regarding such matters as the Company may reasonably request. The parties acknowledge that Shaw shall be free to pursue his other business and personal interests to the extent such interests do not involve activities prohibited by Section 7 hereof. The Company acknowledges that the pursuit or development by Shaw of opportuni-ties identified by Shaw to the Company but which the Company does not elect to pursue may present a conflict with the interests of the Company. Nevertheless, Shaw shall be permitted to pursue and develop such opportunities as if no such conflict existed.

     9. Term and Termination. This Agreement shall terminate on the date that is ten (10) years following the date hereof (the "Scheduled Termination Date"). The Company shall not be permitted to terminate this Agreement prior to the Scheduled Termination Date for any reason. In the event that, notwithstanding the foregoing, this Agreement is terminated by operation of law prior to the Scheduled Termination Date, other than as the result of the death of Shaw (whether as a result of disability, incapacity, insolvency, bankruptcy, or otherwise), the Company shall, to the extent permitted by law, continue to pay to Shaw the compensation and benefits provided by this Agreement as if this Agreement had not been so terminated. In the event of the death of Shaw, this Agreement shall terminate automatically, and the Company shall pay to the estate of Shaw a lump sum cash payment equal to the present value of the remaining aggregate annual compensation which would have been payable to Shaw for all remaining years under this Agreement had this Agreement not been so terminated. The "present value" of such compensation shall be determined by discounting the remaining scheduled payments in accordance with generally accepted financial practice at an annual discount rate of eight percent (8%). Upon the making of such lump sum payment, all further liability of the Company under this Agreement shall cease. In addition, the provisions of the last two sentences of Section 4 and Sections 10 through 20 of this Agreement shall survive, for an indefinite period, any termination of this Agreement.

     10. Indemnification. The Company shall indemnify Shaw against any and all claims, losses, damages, liabilities, expenses (including legal fees and expenses), obligations, demands, proceedings, rights, causes of action, actions, and suits of any nature whatsoever (collectively, "Claims") which may hereafter be imposed on, incurred by, or entered or asserted against Shaw by reason of this Agreement or the services performed or to be performed hereunder, other than claims resulting from acts involving negligence, willful malfeasance, bad faith or reckless disregard of his duties by Shaw.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed in such state.

     12. Binding Agreement; Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns, provided, however that neither party may assign its rights or obligations hereunder without the prior written consent of the other party hereto.

     13. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

     14. Notices. Any notice required by this Agreement, shall be considered given upon receipt if a written copy is sent by United
States certified mail, return receipt requested, and addressed as follows:

          If to the Company:

               I.C.H. Corporation
               Lincoln Plaza
               500 N. Akard, Suite 1204
               Dallas, Texas  75221
               Attn:  Robert L. Beisenherz

          With a copy to:

               I.C.H. Corporation
               100 Mallard Creek Road
               Louisville, Kentucky 40205
               Attn:  General Counsel

          If to Shaw:

               Robert T. Shaw
               784 Harrington Lake Drive North
               Venice, Florida  34293

          With a copy to:

               Weil, Gotshal & Manges
               100 Crescent Court, Suite 1300
               Dallas, Texas  75201-6950
               Attn:  Thomas A. Roberts

     A party may change its or his address by giving written notice to the other party hereto, which notice shall be effective upon actual receipt.

     15. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforce-able provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforce-able provision there shall be added automatically as part of this Agreement, a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     16. Amendments. This Agreement may be amended at any time and from time to time in whole or in part by an instrument in writing setting forth the particulars of such amendment duly executed by both the Company and Shaw.

     17. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings if any, relating to the subject matter hereof.

     18. Number and Gender. Whenever herein the singular number is used, the same shall include the plural where appropriate, and the words of any gender shall include each other gender where appropriate.

     19. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     20. Counterparts. This Agreement may be executed in two or more identical counterparts, each of which for all purposes shall be deemed an original, and all of which shall constitute, collec-tively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                               I.C.H. CORPORATION



                               BY:________________________________

                               TITLE:_____________________________


                               SHAW



                               ___________________________________
                               ROBERT T. SHAW

                   EXHIBIT C TO EXHIBIT NO. 2

          INDEPENDENT CONTRACTOR AND SERVICES AGREEMENT

     This Independent Contractor and Services Agreement (this
"Agreement") is made and entered into as of January ___, 1994, by and between I.C.H. Corporation, a Delaware corporation (the
"Company"), and C. Fred Rice ("Rice").

     IN CONSIDERATION of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Rice hereby agree as follows:

     1. Retention. The Company hereby agrees to retain Rice to perform, and Rice hereby agrees to perform, the services described in Section 6 hereof.

     2. Compensation. In consideration of past services rendered by Rice to the Company prior to the date hereof, the Company is paying to Rice, concurrently with the execution and delivery of this Agreement, $778,000 cash. In consideration of the services to be performed by Rice hereunder, the Company agrees to pay to Rice an annual fee, payable in cash as follows: $600,000 for each of the first through fifth years of this Agreement; $500,000 for the sixth year of this Agreement; and $50,000 for each of the seventh through tenth years of this Agreement (with such fee for the first year being due upon the execution and delivery of this Agreement and such fee for each ensuing year being due on the first business day of each such year). Unless required by law or regulation, the Company shall not withhold any amounts, for taxes or otherwise, from any payments made to Rice pursuant to this Section 2.

     3. Reimbursement of Expenses. The Company shall reimburse Rice promptly for all reasonable out-of-pocket expenses incurred by Rice in connection with (i) any business opportunities identified by Rice and pursued by the Company, and (ii) any services provided at the Company's request, it being understood that any such expenses shall be reimbursed in accordance with the Company's expense reimbursement policies for senior executives, as such policies may be amended from time to time.

     4. Benefits. During the term of this Agreement, the Company shall provide to Rice those employee benefits available from time to time to the Company's senior executive officers (including life and health insurance), other than awards made pursuant to stock option, bonus or other compensation plans; provided that the Company shall not be obligated to afford Rice coverage under any benefit plan if such coverage would be in violation of the terms of the plan or applicable law. Rice's present spouse and present dependents shall also be afforded such benefits during the term of this Agreement; provided that (i) such coverage is not in violation of the terms of the subject benefit plan or applicable law and (ii) one or more of the cash payments provided for in Section 2 are reduced, or the Company receives cash payments from Rice, in such amounts as are mutually agreed to by Rice and the Chief Executive Officer of the Company as the value of such coverage. The Company agrees that Rice is immediately and fully vested under all existing employee benefit plans which are applicable to Rice. In addition, with respect to vesting requirements under any future employee benefit plans applicable to Rice hereunder, Rice will receive service credit for all years during which Rice has been an executive officer or director of the Company and all years during which Rice has performed services under this Agreement. Following termination of this Agreement, (i) Rice shall be entitled to all retirement benefits afforded retired senior executive officers of the Company, (ii) Rice and his present wife and present dependents shall be permitted, for as long as they live, to continue the full amount of any Company health insurance coverage in effect at the time this Agreement is terminated, and (iii) Rice shall be permitted to continue his term life insurance coverage in the face amount of not less than one million dollars. Notwithstanding the foregoing, the Company shall not be obligated to provide Rice with the health and life insurance coverage described in the preceding sentence unless (i) such coverage can be obtained by the Company through reasonable efforts and (ii) Rice reimburses the Company, as billed, for all costs and expenses incurred by it in providing such coverage.

     5. Support Services. During the term of this Agreement, the Company will provide Rice office space and secretarial support on terms to be mutually agreed upon by Rice and the Chief Executive Officer of the Company, it being understood that all costs and expenses incurred by the Company in providing office space (other than the office space presently provided to Rice by the Company for as long as the Company shall maintain offices in that location) and secretarial services shall be deducted from the payments to Rice provided in Section 2.

     6. Services to Be Performed. During the term of this Agreement, Rice will attempt to identify business opportunities in the insurance industry which, in the judgment of Rice, may be suitable for the Company and will notify the Company of any opportunities so identified. If the Company does not elect to pursue an opportunity so identified by Rice within 30 days of such notice, then Rice shall be free to capitalize on such opportunity as he may elect in his sole discretion. Without limiting the foregoing, Rice may capitalize on any such opportunity which the Company does not elect to pursue by developing such opportunity (by himself or with others), through investment or otherwise, and/or by transferring such opportunity to others (with or without consider-ation paid to Rice in connection with such transfer). Rice also will make himself available during the term of this Agreement to consult with the Company regarding such other matters as the Company may reasonably request. On each anniversary date of this Agreement, the Company will review Rice's performance of services hereunder during the immediately preceding year and may issue to Rice, in respect of such services, such number of warrants to acquire common stock of the Company as the Company may determine in its sole discretion. The terms and conditions of any such warrants shall be determined by the Company in its sole discretion.

     7. Limitation on Employment. During the term of the Agreement, absent the consent of the Company (which will not be unreasonably withheld), Rice may not serve as an officer, director, or employee of any insurance company other than the Company and its affiliates, Consolidated Fidelity Life Insurance Company and/or its affiliates, and Financial Benefit Group, Inc.

     8. Nature of Relationship. It is agreed and understood that Rice is presently Senior Executive Vice President and a Director of the Company and otherwise associated with the Company only for the purposes and to the extent set forth herein and that Rice's relationship to the Company shall, during the period or periods of Rice's association and his performance of services hereunder, be that of an independent contractor. Although there shall be no minimum number of hours required to be spent by Rice in the performance of such services, Rice will make himself available at reasonable times to perform the services hereunder and to consult with the Company regarding such matters as the Company may reasonably request. The parties acknowledge that Rice shall be free to pursue his other business and personal interests to the extent such interests do not involve activities prohibited by
Section 7 heretofore the Delaware General Corporate Law. The Company acknowledges that the pursuit or development by Rice of opportunities identified by Rice to the Company but which the Company does not elect to pursue may present a conflict with the interests of the Company. Nevertheless, Rice shall be permitted to pursue and develop such opportunities as if no such conflict existed provided that such activities are not prohibited by the Delaware Corporate Law.

       9. Term and Termination. This Agreement shall terminate on the date that is ten (10) years following the date hereof (the "Scheduled Termination Date"). The Company shall not be permitted to terminate this Agreement prior to the Scheduled Termination Date for any reason. In the event that, notwithstanding the foregoing, this Agreement is terminated by operation of law prior to the Scheduled Termination Date, other than as the result of the death of Rice (whether as a result of disability, incapacity, insolvency, bankruptcy, or otherwise), the Company shall, to the extent permitted by law, continue to pay to Rice the compensation and benefits provided by this Agreement as if this Agreement had not been so terminated. In the event of the death of Rice, this Agreement shall terminate automatically, and the Company shall pay to the estate of Rice a lump sum cash payment equal to the present value of the remaining aggregate annual compensation which would have been payable to Rice for all remaining years under this Agreement had this Agreement not been so terminated. The "present value" of such compensation shall be determined by discounting the remaining scheduled payments in accordance with generally accepted financial practice at an annual discount rate of eight percent
(8%). Upon the making of such lump sum payment, all further liability of the Company under this Agreement shall cease. In addition, the provisions of the last two sentences of Section 4, and Sections 10 through 20 of this Agreement shall survive, for an indefinite period, any termination of this Agreement.

     10. Indemnification. The Company shall indemnify Rice against any and all claims, losses, damages, liabilities, expenses (including legal fees and expenses), obligations, demands, proceedings, rights, causes of action, actions, and suits of any nature whatsoever (collectively, "Claims") which may hereafter be imposed on, incurred by, or entered or asserted against Rice by reason of this Agreement or the services performed or to be performed hereunder, other than claims resulting from acts involving negligence, willful malfeasance, bad faith or reckless disregard of his duties by Rice.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed in such state.

     12. Binding Agreement; Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns, provided, however that neither party may assign its rights or obligations hereunder without the prior written consent of the other party hereto.

     13. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

     14. Notices. Any notice required by this Agreement, shall be considered given upon receipt if a written copy is sent by United
States certified mail, return receipt requested, and addressed as follows:

     If to the Company:    I.C.H. Corporation
                           Lincoln Plaza
                           500 N. Akard, Suite 1204
                           Dallas, Texas  75221
                           Attn:  Robert L. Beisenherz

     With a copy to:       I.C.H. Corporation
                           100 Mallard Creek Road
                           Louisville, Kentucky 40205
                           Attn:  General Counsel

     If to Rice:           C. Fred Rice
                           4213 Snowberry Lane
                           Naples, Florida  33999

     With a copy to:       Weil, Gotshal & Manges
                           100 Crescent Court, Suite 1300
                           Dallas, Texas  75201-6950
                           Attn:  Thomas A. Roberts

     A party may change its or his address by giving written notice to the other party hereto, which notice shall be effective upon actual receipt.

     15. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforce-able provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforce-able provision there shall be added automatically as part of this Agreement, a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     16. Amendments. This Agreement may be amended at any time and from time to time in whole or in part by an instrument in writing setting forth the particulars of such amendment duly executed by both the Company and Rice.

     17. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings if any, relating to the subject matter hereof.

     18. Number and Gender. Whenever herein the singular number is used, the same shall include the plural where appropriate, and the words of any gender shall include each other gender where appropriate.

     19. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     20. Counterparts. This Agreement may be executed in two or more identical counterparts, each of which for all purposes shall be deemed an original, and all of which shall constitute, collec-tively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                      I.C.H. CORPORATION



                                      BY:________________________________

                                      TITLE:_____________________________


                                      RICE



                                      ___________________________________
                                      C. FRED RICE

                   SCHEDULE I TO EXHIBIT NO. 2

                           SCHEDULE I

     Agreements, other than those contemplated in connection with the Transactions, that will continue beyond the Closing:

              Agreements relating to relationships
      between ICH and CNC/CFLIC that are dealt with in the
          June 15, 1993 Agreement between CNC and CFLIC

1.   Agreement, dated June 15, 1993, among ICH, Consolidated
     National Corporation and Consolidated Fidelity Life Insurance Company, and all amendments thereto.

2. Stock Purchase Agreement dated June 29, 1990, among Consoli-dated National Corporation, Robert T. Shaw and Bankers Life and Casualty Company with respect to all outstanding capital stock of Marquette National Life Insurance Company, including
     Exhibit 1.35 thereto governing the coinsurance relationship between Southwestern Life Insurance Company and Marquette National Life Insurance Company (filed as Exhibits 2.1 and 2.3 to ICH's Report on Form 10-Q for the quarter ended June 30,
     1990).

3. Coinsurance Annuity Reinsurance Agreement -- October 1, 1990, for Bankers Life and Casualty Company (filed as Exhibit 19-1 to ICH's Current Report on Form 8-K dated November 9, 1990) and amendments thereto (filed as Exhibit 2.11 to ICH's Annual Report on Form 10-K for year ended December 31, 1991, and
     Exhibit 2.11 to ICH's Annual Report on Form 10-K for the year ended December 31, 1992).

4. Coinsurance Annuity Retrocession Agreement (Bankers Business) -- October 1, 1990 for Marquette National Life Insurance Company (filed as Exhibit 19-2 to ICH's Current Report on Form 8-K dated November 9, 1990), and amendments and supplemental agreements thereto (filed as Exhibit 2.12 to ICH's Annual Report on Form 10-K for year ended December 31, 1991, and Exhibits 2.12 and 10.31 to ICH's Annual Report on Form 10-K for the year ended December 31, 1992).

5. Coinsurance Annuity and Supplemental Contract Reinsurance Agreement II -- June 30, 1990, for Southwestern Life Insurance Company (filed as Exhibit 19-3 to ICH's Current Report on Form 8-K dated November 9, 1990), and amendments thereto (filed as
     Exhibit 2.13 to ICH's Annual Report on Form 10-K for year ended December 31, 1991, and Exhibit 2.13 to ICH's Annual Report on Form 10-K for the year ended December 31, 1992).

6. Coinsurance Annuity and Supplementary Contract Retrocession Agreement II -- June 30, 1990, for Marquette National Life Insurance Company (filed as Exhibit 19-4 to ICH's Current Report on Form 8-K dated November 9, 1990), and amendments thereto (filed as Exhibit 2.14 to ICH's Annual Report on Form 10-K for year ended December 31, 1991, and Exhibit 2.14 to ICH's Annual Report on Form 10-K for the year ended Decem-ber 31, 1992).

7. Letter Agreement, dated March 8, 1993, relating to the Coinsurance Annuity Reinsurance Agreement referenced in Paragraph 2 above (filed as Exhibit 2.15 to ICH's Annual Report on Form 10-K for year ended December 31, 1992).

8. Agreement, dated March 10, 1993, relating to the Coinsurance Annuity and Supplemental Contract Reinsurance Agreement II referenced in Paragraph 4 above (filed as Exhibit 2.16 to ICH's Annual Report on Form 10-K for year ended December 31,
     1992).

9. Credit Agreement dated as of September 28, 1990, between ICH and Consolidated Fidelity Life Insurance Company, as assignee of the banks party thereto and The Chase Manhattan Bank (National Association), as Agent for such banks, as amended (filed as Exhibit 4-1 of ICH's Current Report on Form 8-K dated November 9, 1990; Exhibit 4.3 to ICH's Annual Report on Form 10-K for the year ended December 31, 1990; Exhibit 4.3 to ICH's Annual Report on Form 10-K for year ended December 31, 1991; Exhibit 4.8 to ICH's Report on Form 10-Q for quarter ended June 30, 1992; and Exhibit 4.9 to ICH's Report on Form 10-Q for quarter ended September 30, 1992).

10. Service and employee reimbursement arrangements under which an ICH subsidiary provides administrative services to Consolidat-ed Fidelity Life Insurance Company and/or its subsidiary.

11. The Assignment and Grant of Option executed by Consolidated Fidelity Life Insurance Company and ICH effective as of
     May 21, 1992 (filed as Exhibit 38-1 to Amendment No. 38 to
     Schedule 13D filed by Consolidated National Corporation relating to the Common Stock of ICH).

12. Subordination Agreement dated November 4, 1986, between ICH and Consolidated National Successor Corporation (filed as
     Exhibit 10.33 to ICH's Registration Statement on Form S-3, No.
     33-9455).

            Agreements relating to the Class B Stock

13. Agreement dated October 8, 1984 between ICH and Robert T. Shaw (filed as Exhibit I to Amendment No. 25-1 to the Schedule 13D filed by Consolidated National Successor Corporation and certain affiliates relating to shares of the Common Stock of
     ICH).

                     Agreements relating to
                     Fail - CFSB Corporation

14.  Intercreditor Agreement between Southwestern Life Insurance
     Company and Consolidated Fidelity Life Insurance Company, dated January 25, 1993 (filed as Exhibit 10.25 to ICH's Annual Report on Form 10-K for year ended December 31, 1992).

15.  Letter Agreement between ICH and Consolidated National
     Corporation, dated March 29, 1993 concerning the James
     Fail/CFSB Corporation Profit Participation Interest (filed as
     Exhibit 10.31 to ICH's Annual Report on Form 10-K for the year ended December 31, 1992).

                    Miscellaneous Agreements

16. Letter Agreement between Steven B. Bing, Consolidated National Corporation and ICH (filed as Exhibit 10.24 to ICH's Annual
     Report on Form 10-K for year ended December 31, 1991).

17. Form of Indemnification Agreement with officers and directors of ICH (including Robert T. Shaw and C. Fred Rice) (filed as
     Exhibit 10.22 of ICH's Annual Report on Form 10-K for the year ended December 31, 1989).

                          EXHIBIT NO. 3

                    STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT ("Agreement"), made and entered into as of January 15, 1994, among Consolidated National Corporation, a Kentucky corporation ("CNC"), and I.C.H. Corporation, a Delaware corporation ("Purchaser").

                            RECITALS

     A. CNC owns 100,000 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock"), of the Purchaser.

     B. CNC desires to sell to Purchaser, and Purchaser desires to purchase from CNC, the Class B Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:


                            ARTICLE 1

                   PURCHASE AND SALE OF STOCK

     1.1 Purchase and Sale of Stock. Upon the terms and subject to the conditions set forth in this Agreement, CNC hereby agrees to sell to Purchaser, simultaneous with the closings of those certain Stock Purchase Agreements among CNC, Purchaser, Consolidated Fidelity Life Insurance Company, Robert T. Shaw, C. Fred Rice and, respectively, Torchmark Corporation and Stephens, Inc. (collective-ly the "Torchmark and Stephens Agreements"), the Class B Stock, free and clear of all liens, security interests, pledges, charges, claims, options, encumbrances of every kind, escrows, rights of first refusal, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings and obligations, whether written or oral and whether or not relat-ing in any way to credit or the borrowing of money (collectively, "Claims"), and Purchaser agrees to purchase the Class B Stock at the price of $5.00 per share for a total purchase price of $500,000.


                            ARTICLE 2

                             CLOSING

     2.1 Date and Place of Closing. Subject to satisfaction of the conditions to the closing of this Agreement (the "Closing") set forth in Articles 5 and 6, the Closing for the purchase and sale of the Class B Stock shall be consummated at the offices of the Purchaser at 500 North Akard, Suite 1204, Dallas, Texas 75201 (the "Purchaser Offices"), simultaneously with the closings of both the Torchmark and Stephens Agreements.

     2.2  Deliveries at the Closing.  At the Closing,

          (a)  CNC shall deliver to Purchaser

               (i) certificates evidencing the Class B
          Stock, duly endorsed in blank or accompanied by stock powers duly executed in blank, and otherwise in proper form to transfer all right, title and interest of CNC in the Class B Stock to Purchaser;

              (ii)  the legal opinion of counsel for CNC
          specified in Section 6.5 hereof; and

             (iii)  all certificates and other instruments
          and documents required to be delivered by CNC to Purchaser at or prior to the Closing in connection with this Agreement.

          (b)  Purchaser shall deliver to CNC

               (i)  $500,000 in immediately available funds
          by federal wire transfer to CNC at ____________
          (the "CNC Account");

              (ii) the legal opinion of counsel for Purchas-er specified in Section 5.5 hereof; and

             (iii)  all certificates and other instruments
          and documents required to be delivered by Purchaser to CNC at or prior to the Closing in connection with this Agreement.


                            ARTICLE 3

              REPRESENTATIONS AND WARRANTIES OF CNC

     CNC hereby represents and warrants to Purchaser as follows:

     3.1 Organization. CNC is a corporation duly organized, validly existing and in good standing under the laws of the State of Kentucky, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transac-tions contemplated hereby.

     3.2 Title to Class B Stock. CNC is the lawful owner of, with good and marketable title to, the Class B Stock. Subject to the terms of that certain agreement between the Purchaser and Shaw dated October 8, 1984, CNC owns the Class B Stock free and clear of all Claims and, will transfer to Purchaser good and marketable title to the Class B Stock at the Closing free and clear of all Claims.

     3.3 Authorization and Validity. The execution, delivery and performance by CNC of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by CNC, and no other corporate proceedings on the part of CNC, and no other actions by Shaw or Rice, are necessary to authorize and approve this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by CNC and consti-tutes the legal, valid and binding obligation of CNC, enforceable against CNC in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     3.4 No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the transac-tions contemplated hereby will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of CNC or any agreement, indenture or other instrument under which CNC is bound or to which any of the Class B Stock are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any of the Class B Stock or
(ii) violate, conflict with or require any consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over CNC or any of its properties except as may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") or such filings as may be required by applicable federal or state securities laws or state insurance laws or regulations as a result of the transactions contemplated hereby.

     3.5 Upon completion of the Closing, CNC shall cease to have Beneficial Ownership of the Class B Stock within the meaning of Article Four, section A2 of the Restated Certificate of Incorpora-tion of the Purchaser.

     3.6 Finder's Fee. CNC has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.


                          ARTICLE 4

           REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to CNC as follows:

     4.1 Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transac-tions contemplated hereby.

     4.2 Authorization and Validity. The execution, delivery and performance by Purchaser of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize and approve this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     4.3 No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the transac-tions contemplated hereby will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound or (ii) violate, conflict with or require any consent under any judgment, injunction, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or any of its properties except as may be required by the HSR Act or such filings as may be required by applicable federal or state securi-ties laws and state insurance laws or regulations as a result of the transactions contemplated hereby.

     4.4 Finder's Fee. Purchaser has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

     4.5 Acquisition for Investment. Purchaser is acquiring the Class B Stock not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Class B Stock. Purchaser acknowledges that the Class B Stock converts into Common Stock upon its transfer to Purchaser, and Purchaser agrees that said Common Stock may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of (i) without registration under the Securities Act of 1933, as amended, except pursuant to an exemption from such registration available under such Act, and (ii) except in accor-dance with any applicable provisions of state securities laws. Purchaser acknowledges that the certificates representing the Class B Stock shall be canceled immediately after the Closing.


                            ARTICLE 5

              CONDITIONS TO THE OBLIGATIONS OF CNC

     The obligations of CNC under this Agreement are subject to the satisfaction or, unless prohibited by law, the waiver by CNC, at or before the Closing, of each of the following conditions:

     5.1 Representations and Warranties. Each of the repre-sentations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date.

     5.2 Performance. Purchaser shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing.

     5.3 Officer's Certificates. Purchaser shall have delivered to CNC a certificate, dated the Closing Date and executed by the President or Vice President of Purchaser, as applicable, certifying its fulfillment of the conditions specified in Sections 5.1 and 5.2 hereof.

     5.4 No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction restraining or prohibiting consummation of any of the transactions contemplated hereby.

     5.5 Closing. All conditions to closing the Torchmark and Stephens Agreements shall have been satisfied or waived.

     5.6 Opinions of Counsel. CNC shall have been furnished with the opinion, dated the Closing Date, of Mr. Sheryl G. Snyder, counsel for Purchaser, with respect to the matters set forth in Sections 4.1, 4.2 and 4.3 hereof.


                            ARTICLE 6

           CONDITIONS TO THE OBLIGATIONS OF PURCHASER

     The obligations of Purchaser under this Agreement are subject to the satisfaction or, unless prohibited by law, the waiver by Purchaser, at or before the Closing, of each of the conditions set forth below:

     6.1 Representations and Warranties. Each of the repre-sentations and warranties of CNC, contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representa-tions and warranties were made at and as of such date.

     6.2 Services Agreement. Shaw shall have executed the Independent Contractor and Services Agreement attached hereto, Rice shall have executed both the Employment Agreement and Independent Contractor and Services Agreement attached hereto, and that certain Management and Consulting Agreement dated December 27, 1984 among CNC (formerly Consolidated National Successor Corporation) and Purchaser shall have been terminated.

     6.3 Performance. CNC shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing.

     6.4 Officer's Certificates. CNC shall have delivered to Purchaser a certificate, dated the Closing Date and executed by the President or Vice President of CNC certifying its fulfillment of the conditions specified in Sections 6.1 and 6.2 hereof.

     6.5 No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction restraining or prohibiting consummation of any of the transactions contemplated hereby.

     6.6 Opinions of Counsel. Purchaser shall have been furnished with the opinions, dated the Closing Date, of Mr. Phillip E. Allen, counsel for CNC, with respect to the matters set forth in Sections 3.1, 3.2, 3.3, 3.4 and 3.5 hereof, and Weil, Gotshal and Manges as to the matters set forth in Section 3.5 hereof.


                            ARTICLE 7

                          MISCELLANEOUS

     7.1  Covenant to Satisfy Conditions.  Each party to this
Agreement shall use its respective best efforts to satisfy the conditions set forth herein to the Closing insofar as such matters are within their respective control.

     7.2 Public Announcements. The parties hereto will consult with each other party before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby.

     7.3 Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accoun-tants, investment bankers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     7.4 Headings. The section headings herein are for conve-nience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     7.5 Notices. All notices or other communications required or permitted hereunder shall be given in writing and shall be deemed sufficient if delivered by hand or mailed by registered or certified mail, postage prepaid (return receipt requested), as follows:

               If to CNC:

                   Consolidated National Corporation
                   4211 Norbourne Blvd.
                   Louisville, Kentucky  40207
                   Attention: Robert T. Shaw

               With a copy to:

                    Weil, Gotshal & Manges
                    901 Main Street
                    Suite 4100
                    Dallas, Texas  75202

               If to Purchaser:

                    I.C.H. Corporation
                    500 North Akard
                    Suite 1204
                    Dallas, Texas  75201
                    Attention: R. L. Beisenherz

               With a copy to:

                     I.C.H. Corporation
                     100 Mallard Creek Road
                     Louisville, Kentucky  40257
                     Attention: General Counsel

or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or three days after the date so mailed; provided, however, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

     7.6 Assignment and Termination. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties. In the event Purchaser acknowledges in writing to CNC that the Torchmark and Stephens Agreements have been validly terminated, either party may terminate this Agreement by written notice to the other party to this Agreement.

     7.7 Entire Agreement. This Agreement (including the Exhibits hereto) embodies the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior written or oral commitments, arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly set forth herein.

     7.8 Modifications, Amendments and Waivers. At any time prior to the Closing, to the extent permitted by law, (i) the parties hereto may, by written agreement executed by all parties, modify, amend or supplement any term or provision of this Agreement and
(ii) any term or provision of this Agreement may be waived in writing by the party or parties entitled to the benefits thereof.

     7.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which together shall be considered one and the same agreement and each of which shall be deemed an original.

     7.10 Governing Law. This Agreement shall be governed by the laws of the State of Delaware (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

     7.11 Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforce-able, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

     7.12 Specific Performance. The parties hereto recognize that any breach of the terms of this Agreement may give rise to irreparable harm for which money damages would not be an adequate remedy, and accordingly agree that, in addition to other remedies, any non-breaching party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy as a remedy of money damages.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              CONSOLIDATED NATIONAL CORPORATION


                                 /s/  Robert T. Shaw
                              By:_____________________________________
                              Name:  Robert T. Shaw
                              Title: Chairman of the Board


                              I.C.H. CORPORATION


                                  /s/  Robert L. Beisenherz
                              By:_____________________________________
                              Name:  Robert L. Beisenherz
                              Title: Chairman of the Board

                            EXHIBIT 4


                        January 15, 1994


Mr. Robert T. Shaw
784 Harrington Lake Drive North
Venice, Florida  34293

Dear Bob:

     As a part of a series of transactions contemplated and approved by the Board of Directors on January 8, 1994, I.C.H. makes the following commitment.

     During the period commencing on the date of this agreement and ending on the later of (i) the date that is three months following the closing of the Stock Purchase Agreement among I.C.H. Corpora-tion (the "Company"), Consolidated National Corporation, Robert T. Shaw ("Shaw"), C. Fred Rice and Torchmark Corporation (the "Agreement") or (ii) the date of the consummation of all of the transactions provided in the Agreement dated June 15, 1993 among Consolidated National Corporation, Consolidated Fidelity Life Insurance Company, and the Company, Shaw will have the option (which option shall be assignable by Shaw to any of his affiliates) to purchase from the Company either or both of the aircraft currently owned by the Company (any aircraft so purchased being referred to herein as a "Purchased Aircraft"), at a purchase price equal to the depreciated book value of the Purchased Aircraft (the "First Option"). If Shaw does not exercise the First Option to purchase either aircraft, then, during the First Option period, he can provide written notice to the Company identifying one, but not both, such aircraft in which he might be interested. In that case, for a period of three months following the expiration of the First Option, Shaw will continue to have the option to purchase the aircraft so identified in the notice.


                                      Very truly yours,

                                      I.C.H. CORPORATION


                                        /s/  Robert L. Beisenherz
                                      By:_____________________________
                                         Robert L. Beisenherz

Mr. Robert T. Shaw
January __, 1994
Page 2.



AGREED TO BY:


/s/  Robert T. Shaw
______________________________
Robert T. Shaw

                            EXHIBIT 5


                         January 15, 1994


Mr. Robert T. Shaw
784 Harrington Lake Drive North
Venice, Florida  34293

Dear Bob:

     In connection with the Closings of the transactions contem-plated by the Stock Purchase Agreements we entered into today with Torchmark Corporation and Stephens, Inc. (collectively, the "Torchmark and Stephens Agreements"), and our execution of an Independent Contractor and Services Agreement (the "Service Agreement") concurrently with the Closings of the Torchmark and Stephens Agreements, I.C.H. Corporation (the "Company") makes the following commitment.

     During the term of the Service Agreement: (i) for so long as the Company or any of its affiliates continue to own Integrity National Life Insurance Company, a principal office of Integrity National will continue to be located in Louisville, Kentucky; (ii) for so long as the Company or any of its affiliates continue to own Bankers Multiple Line Insurance Company and operate its real estate errors and omissions business, a principal office of the real estate errors and omissions business will continue to be located in Louisville, Kentucky; and (iii) for so long as the Company or any of its affiliates operates Kentucky Kare, a principal office of Kentucky Kare will continue to be located in Louisville, Kentucky.


                                  Very Truly Yours,

                                  I.C.H. CORPORATION


                                      /s/  Robert L. Beisenherz
                                  By:_____________________________________
                                     Robert L. Beisenherz
                                     Chairman and Chief Executive Officer

RLB/dc

                            EXHIBIT 6

                         ICH CORPORATION
                         500 NORTH AKARD
                           SUITE 1201
                      DALLAS, TEXAS  75201


                        January 10, 1994


Consolidated National Corporation
4211 Norbourne Boulevard
Louisville, Kentucky  40207

Gentlemen:

     Reference is made to the Management and Consulting Agreement (the "Consulting Agreement") dated December 27, 1984 by and among I.C.H. Corporation (hereinafter "ICH") and Consolidated National Corporation (formerly Consolidated National Successor Corporation) ("CNC"), the Agreement (the "CFLIC Agreement") dated June 15, 1993 among Consolidated National Corporation, Consolidated Fidelity Life Insurance Company ("CFLIC") and ICH, and to Section 8.14 of each of the Stock Purchase Agreements (hereinafter "the Torchmark and Stephens Agreements") among ICH, CNC, CFLIC and, respectively, Torchmark Corporation and Stephens, Inc. dated January 14, 1994, in which I.C.H. contracted to consummate the transactions contemplated by the CFLIC Agreement, on substantially the same economic terms as set forth in the CFLIC Agreement, no later than May 30, 1994.

     For good and valuable consideration, the receipt and suffi-ciency of which are hereby acknowledged, CNC and ICH hereby agree to terminate the Consulting Agreement concurrently with the Closing of both the Torchmark and Stephens Agreements. CNC and ICH further agree that anytime after March 31, 1994, CNC may deliver written notice to ICH that ICH shall deliver to CNC the Excepted Assets within 60 days after receipt of said written notice by ICH, whether the reinsurance transactions have been completed or not; and, after expiration of said 60 days, ICH shall deliver the Excepted Assets to CNC; provided that, upon delivery of the Excepted Assets, CNC, Shaw, Rice and Carlisle shall deliver to ICH all of the outstanding capital stock of CFLIC.

     Earnings on Excepted Assets (as defined in the CFLIC Agree-ment) in CFLIC for the period 6/30/93 through 12/31/93 are $874,687. ICH agrees to pay that amount to CNC at the closing of this agreement, and, for purposes of the CFLIC Agreement, that payment shall be deemed to have been paid by CFLIC to CNC, and the Excepted Assets shall be reduced by the amount of said payment.
ICH will calculate the earnings on Excepted Assets and pay to CNC that amount within 30 days after the end of each calendar quarter until the CFLIC transaction is completed by redemption of the CFLIC preferred stock held by ICH.

Consolidated National Corporation
January 10, 1994
Page 2.



     It is agreed that: (i) this amendment to the CFLIC Agreement is subject to approval by the ICH Board of Directors and regulatory approvals, if any, and (ii) except as expressly provided herein, all terms and conditions of the CFLIC Agreement continue in full force and effect.

     If the foregoing is acceptable to you, please execute in the space provided below and return an originally executed copy of this letter to the undersigned.


                                   Very truly yours,

                                   ICH Corporation


                                      /s/  Robert L. Beisenherz
                                   By:____________________________
                                      Robert L. Beisenherz
                                      Chairman, Chief Executive
                                      Officer and President

Consolidated National Corporation
January 10, 1994
Page 3.




Agreed and accepted
this ____ day of January, 1994

Consolidated National Corporation
(formerly Consolidated National Successor Corporation)


    /s/  Robert T. Shaw
By: _______________________________
    Robert T. Shaw
    President


Consolidated Fidelity Life Insurance Company


    /s/  Jerry Rice
By: _______________________________
    Jerry Rice


/s/  Robert T. Shaw
___________________________________
Robert T. Shaw


/s/  C. Fred Rice
___________________________________
C. Fred Rice


/s/  Edward J. Carlisle
___________________________________
Edward J. Carlisle